                                  SCHEDULE 14A
                                 (RULE 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
                    PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[X] Preliminary Proxy Statement      [ ] Confidential, For Use of the Commission
                                         Only (as permitted by Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                             Wynstone Partners, L.P.
                (Name of Registrant as Specified in Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

  [X] No fee required.

  [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      (1) Title of each class of securities to which transaction applies:

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      (2) Aggregate number of securities to which transaction applies:

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      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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      (4) Proposed Maximum aggregate value of transaction:

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      (5) Total fee paid:

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  [ ] Fee paid previously with preliminary materials:

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  [ ] Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

      (1) Amount previously paid:

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      (2) Form, Schedule or Registration no.:

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      (3) Filing Party:

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      (4) Date Filed:

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
                                  June 4, 1999

Dear Limited Partner:

            On behalf of the Individual General Partners of Wynstone Partners, L.P. (the "Partnership"), it is my pleasure to invite you to attend a Special Meeting of Limited Partners of the Partnership. The meeting will be held on June 25, 1999 at 10:00 a.m. at the offices of CIBC World Markets Corp., 200 Liberty Street, One World Financial Center, 40th Floor, New York, New York.

            The business to be conducted at the meeting is outlined in the attached Notice of Special Meeting and Proxy Statement. You should review the Notice and Proxy Statement carefully. Please feel free to call the proxy solicitor, PFPC Inc., at 1-888-520-3277 with any questions you may have regarding the voting of your limited partnership interests, and please feel free to call CIBC World Markets Corp., the administrator of the Partnership, at 1-800-999-6726 ext. 4225 with any questions regarding the proposals described therein or other matters.

            It is important that your limited partnership interests be represented at the meeting. Please mark, sign, date and return the enclosed proxy card in the postage-paid envelope provided, whether or not you expect to attend the Special Meeting. If you attend the meeting and wish to vote in person, you may revoke your proxy at that time.

                                        Sincerely,

                                        /s/
                                        --------------------------------
                                        Paul Belica
                                        Individual General Partner

                  NOTICE OF SPECIAL MEETING OF LIMITED PARTNERS

To the Limited Partners:

            Notice is hereby given that a Special Meeting of Limited Partners (the "Meeting") of Wynstone Partners, L.P. (the "Partnership"), will be held at the offices of CIBC World Markets Corp. ("CIBC WM"), 200 Liberty Street, One World Financial Center, 40th Floor, New York, New York, on June 25, 1999 at 10:00 a.m., New York time. The Meeting will be held for the following purposes:

            1. To approve the conversion of the Partnership to a Delaware limited liability company, to be named Wynstone Fund, L.L.C. (the "Fund");

            2. To approve the adoption of the proposed limited liability company agreement of the Fund;

            3. To elect the three current Individual General Partners of the Partnership and one additional nominee to serve as a Manager of the Fund, subject to the effectiveness of the conversion of the Partnership to the Fund, until their successors are elected and qualified;

            4. To ratify the selection of Ernst & Young LLP as independent auditors for the Fund for the fiscal year ending December 31, 1999; and

            5. To transact such other business as may properly come before the Meeting, or any adjournment or adjournments thereof.

            The close of business on May 12, 1999 has been fixed as the record date for the determination of Limited Partners entitled to notice of, and to vote at, the Meeting.

                                        By Order of the Individual
                                             General Partners


                                        --------------------------------
                                        Paul Belica
                                        Individual General Partner
June 4, 1999


EACH LIMITED PARTNER MAY THINK HIS OR HER VOTE IS NOT IMPORTANT. HOWEVER, THE MEETING OF LIMITED PARTNERS WILL HAVE TO BE ADJOURNED WITHOUT CONDUCTING ANY BUSINESS IF LESS THAN A QUORUM IS REPRESENTED. IN THAT EVENT, THE PARTNERSHIP WOULD CONTINUE TO SOLICIT VOTES IN AN ATTEMPT TO ACHIEVE A QUORUM.

YOUR VOTE COULD BE CRITICAL TO ENABLE THE PARTNERSHIP TO HOLD THE MEETING AS SCHEDULED, SO PLEASE MARK, SIGN, DATE AND RETURN YOUR PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                                 PROXY STATEMENT

                       SPECIAL MEETING OF LIMITED PARTNERS
                           TO BE HELD ON JUNE 25, 1999

            This Proxy Statement is furnished in connection with a solicitation of proxies by the Individual General Partners of Wynstone Partners, L.P. (the "Partnership") to be voted at the Special Meeting of Limited Partners of the Partnership (the "Meeting") to be held on June 25, 1999 at 10:00 a.m., New York time, at the offices of CIBC World Markets Corp. ("CIBC WM"), 200 Liberty Street, One World Financial Center, 40th Floor, New York, New York, or at any adjournment thereof, for the purposes set forth in the accompanying Notice of Special Meeting of Limited Partners. Limited Partners of record at the close of business on May 12, 1999 (the "Record Date") are entitled to notice of and to vote at the Meeting. Each Limited Partner will be entitled to cast a number of votes equivalent to such Limited Partner's Partnership percentage as of the Record Date.1 At the close of business on the Record Date, the total of the capital accounts of all Limited Partners was $15,089,507.

            All properly executed proxies received before the Meeting will be voted at the Meeting or any adjournment thereof in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, proxies will be voted: (1) "FOR" the approval of the conversion of the Partnership to a Delaware limited liability company, to be named Wynstone Fund, L.L.C. (the "Fund"); (2) "FOR" the adoption of the proposed limited liability company agreement of the Fund; (3) "FOR" the election of the three current Individual General Partners of the Partnership and one additional nominee to serve as a Manager of the Fund, subject to the effectiveness of the conversion of the Partnership to the Fund, until their successors are elected and qualified; and (4) "FOR" ratification of the selection of Ernst & Young LLP as independent auditors for the Fund for the fiscal year ending December 31, 1999 (collectively, the "Proposals"). Limited Partners who execute proxies retain the right to revoke them in person at the Meeting or by written notice received by the Partnership at any time before they are voted. In addition, any Limited Partner who attends the Meeting in person may vote by ballot at the Meeting, thereby canceling any proxy previously given. See "Voting Information."

            Proxy materials are being mailed to Limited Partners on or about June 4, 1999. The principal executive offices of the Partnership are located at 200 Liberty Street, One World Financial Center, 31st Floor, New York, New York 10281. COPIES OF THE PARTNERSHIP'S MOST RECENT ANNUAL AND SEMI-ANNUAL REPORTS ARE AVAILABLE UPON REQUEST, WITHOUT CHARGE, BY WRITING TO THE PARTNERSHIP AT ITS PRINCIPAL EXECUTIVE OFFICES OR BY CALLING TOLL-FREE 1-800-999-6726 EXT. 4225.


----------
(1) A Partnership percentage is established for each Limited Partner on the Partnership's books as of the first day of each fiscal period. The Partnership percentage of each Limited Partner was most recently established on May 1, 1999, and was determined by dividing the balance of the Limited Partner's capital account as of such date, which was the commencement of the most recent fiscal period, by the sum of the balances of capital accounts of all Limited Partners as of that date.

            None of the Partnership's Individual General Partners holds any outstanding limited partnership interests ("Interests") in the Partnership. Limited Partners known to the Partnership to own of record or beneficially 5% or more of the outstanding Interests as of the Record Date are identified in EXHIBIT A to this Proxy Statement. As of the Record Date, CIBC Oppenheimer Advisers, L.L.C. (the "Adviser"), the investment adviser of the Partnership, and its affiliates (collectively, "Adviser Affiliates") owned beneficially, as Limited Partners, in the aggregate 35.71% of the outstanding Interests. The Adviser has informed the Partnership that it and the Adviser Affiliates will withhold authority to vote their Interests in connection with Proposal 3. However, as a result of the ownership of Interests by the Adviser and the Adviser Affiliates, the Adviser may be deemed to control the Partnership and may be able to determine the outcome of Proposals 1, 2 and 4 by the voting of Interests.

                                   PROPOSAL 1

                  TO APPROVE THE CONVERSION OF THE PARTNERSHIP
                     TO A DELAWARE LIMITED LIABILITY COMPANY

INTRODUCTION

            The Partnership was organized as a Delaware limited partnership on August 13, 1998. It commenced operations on November 16, 1998 as a registered, closed-end, non-diversified management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Partnership's limited partnership agreement dated as of September 2, 1998 (the "Partnership Agreement"), vests in the Individual General Partners of the Partnership the overall responsibility for the management and supervision of the Partnership's operations.

            As a Delaware limited partnership, the Partnership is governed by and subject to the provisions of the Delaware Revised Uniform Limited Partnership Act (the "LP Act"). The LP Act permits the conversion of a Delaware limited partnership into a Delaware limited liability company upon the approval of: (1) all of the general partners of the partnership; and (2) limited partners who own more than 50 percent of the then current percentage or other interest in the profits of the partnership owned by all of the limited partners of the partnership.

            On May 12, 1999, the Individual General Partners, who are all the general partners of the Partnership, unanimously approved the conversion of the Partnership to the Fund, subject to receipt of the requisite approval of Limited Partners. Authorization of the conversion therefore requires the affirmative vote of Limited Partners representing more than 50% of the outstanding Interests.

EFFECT OF THE CONVERSION

            If Limited Partner approval is obtained, the conversion will be accomplished by filing a certificate of conversion to limited liability company (the "Certificate of Conversion") and a certificate of formation with the Secretary of State of Delaware in accordance with the Delaware Limited Liability Company Act (the "LLC Act"). The conversion would be effective on the date those documents are properly filed or on a later date specified in the Certificate of Conversion. When the conversion becomes effective, the Partnership will be converted into the Fund and the Fund will be subject to the provisions of the LLC Act.

            Under the LLC Act, the existence of the Fund will be deemed to have commenced on August 13, 1998, the date the Partnership commenced its existence. The conversion will not affect any obligations or liabilities of the Partnership incurred before its conversion or the personal liability of any person incurred before the conversion. In addition, all rights, privileges and powers of the Partnership, all property of the Partnership, all debts due to the Partnership, and all other things and causes of action belonging to the Partnership, will be vested in the Fund and will be property of the Fund. The conversion is a continuation of the existence of the Partnership in the form of the Fund.

            Upon the effectiveness of the conversion, under the terms of the proposed limited liability company agreement, each Limited Partner of the Partnership automatically will become a member of the Fund (each, a "Member"). In addition, under the proposed limited liability company agreement of the Fund, and subject to their election by the Limited Partners, the person now serving as Individual General Partners will become "managers" of the Fund and will have management and supervisory responsibilities similar to those they now have as general partners of the Partnership. The conversion will not otherwise affect any rights, privileges or obligations of the Limited Partners. In addition, the conversion will not result in any material change in the operations or management of the Partnership. For example:

            - each Limited Partner's capital account in the Partnership will be converted on the books and records of the Fund to a Member capital account with the same capital account balance and partnership percentage (which, with respect to the Fund, will be referred to as the Member's "investment percentage") as immediately before the conversion;

            - the Fund and its Members will bear the same fees and charges, including an incentive allocation of 20% of net profits and a monthly management fee of 0.08333% (1% on an annualized basis) of net assets for the month, as the Partnership and its Limited Partners now bear;

            - the conversion will have no tax consequences to any Limited Partner or the Partnership or, after the conversion, to any Member or the Fund;

            - the Fund will follow the same investment program and be subject to the same investment restrictions as the Partnership; and

            - as Members of the Fund, Limited Partners will enjoy the same limitations on liability as they now have as limited partners under the LP Act and the Partnership Agreement.

REASONS FOR THE CONVERSION

            Under the LP Act, a general partner of a limited partnership has the same liabilities to third persons as does a partner in a partnership without limited partners. This means that under the LP Act, general partners of a limited partnership, such as the Individual General Partners of the Partnership, are liable for all the debts and obligations of the partnership unless provisions in agreements between the limited partnership and third parties otherwise limit this liability.

            Under the LLC Act, a manager of a limited liability company is not obligated personally for any debt, obligation or liability of the limited liability company solely by reason of acting as manager of the limited liability company. The Individual General Partners, therefore, have an interest in the approval of the conversion because, as managers of the Fund, they will not be personally liable for the debts, obligations or liabilities of the Fund.

            The Individual General Partners believe that the conversion will also benefit the Fund and Limited Partners. The limited liability afforded managers of a Delaware limited liability company should enable the Fund to attract and retain qualified and knowledgeable persons to serve as managers of the Fund. The Individual General Partners believe that this will promote the effective supervision of the operations of the Fund. If the conversion is approved, the managers of the Fund will perform the same functions the Individual General Partners now perform in respect of the Partnership and will have responsibility for the overall management and supervision of the Fund's operations. The managers also will have complete and exclusive authority to oversee and to establish policies regarding the management, conduct and operation of the Fund's business. They will exercise the same powers, authority and responsibilities on behalf of the Fund as are customarily exercised by the directors of a registered investment company organized as a corporation. These include, among other things, approving investment advisory agreements and investment advisory fees, approving service agreements, approving procedures for the valuation of securities, approving policies and monitoring the Fund's investment performance and the quality of services provided to the Fund by its investment adviser and others. For these reasons, the Individual General Partners recommend that the Limited Partners approve the conversion.

EXPENSES

            The expenses relating to the proposed conversion, which are not expected to exceed $30,000, will be borne by the Fund.

REQUIRED VOTE

            Approval of Proposal 1 requires the affirmative vote of Limited Partners representing more than 50% of the outstanding Interests.

                                   PROPOSAL 2

                         TO APPROVE THE ADOPTION OF THE
                  PROPOSED LIMITED LIABILITY COMPANY AGREEMENT

            Under the LLC Act, before the conversion may become effective, a limited liability company agreement must be approved by the same authorization required to approve the conversion. A copy of the proposed limited liability company agreement for the Fund is attached as EXHIBIT B. The limited liability company agreement will govern the operations of the Fund.

            The substantive provisions of the proposed limited liability company agreement are identical in all material respects to those contained in the Partnership Agreement. As described above under the discussion of Proposal 1, there will be no change in the operations of the Fund as compared to the operations of the Partnership. Differences between the proposed limited liability company agreement and the Partnership Agreement are only those necessary primarily to reflect the fact that the Fund will be a limited liability company form, and the fact that the overall management and supervision of the Fund's operations will be the responsibility of a Board of Managers, rather than the responsibility of the Individual General Partners as is now the case with respect to the Partnership, and that the investors in the Fund will be Members of the Fund, rather than Limited Partners.

REQUIRED VOTE

            Approval of Proposal 2 requires the affirmative vote of Limited Partners representing more than 50% of the outstanding Interests. Approval of Proposal 2 is required for the conversion to become effective.

            The Individual General Partners recommend that Limited Partners vote to approve the proposed limited liability company agreement.

                                   PROPOSAL 3

                       TO ELECT FOUR NOMINEES TO SERVE AS
                         MANAGERS OF THE FUND SUBJECT TO
                       THE EFFECTIVENESS OF THE CONVERSION
                         OF THE PARTNERSHIP TO THE FUND

            Limited Partners are being asked to elect four nominees to serve as managers of the Fund, subject to the effectiveness of the conversion of the Partnership to the Fund. The nominees include Jesse H. Ausubel, Charles F. Barber and Paul Belica, each of whom presently serves as an Individual General Partner of the Partnership and was elected by the organizational limited partner of the Partnership. The other nominee is Thomas W. Brock, who is not presently serving as an Individual General Partner of the Partnership and has not previously been elected by the Limited Partners. The Individual General Partners have determined to have all of the present Individual General Partners, as well as the additional nominee, stand for election at this time.

            The persons named as proxies on the accompanying proxy card intend, in the absence of contrary instructions, to vote all proxies they are entitled to vote in favor of the election of the four nominees named above to serve as managers of the Fund, subject to the effectiveness of the conversion of the Partnership to the Fund, until their successors are duly elected and qualified. The nominees each have consented to stand for election and to serve if elected. If any of the nominees should be unable to serve, an event that is not now anticipated, proxies will be voted for such other person or persons, if any, as shall be designated by the Individual General Partners.

            The Individual General Partners recommend that Limited Partners vote in favor of the election of the nominees.

            The following table sets forth certain information concerning the four nominees. Unless otherwise noted, the nominees have engaged in the principal occupation or employment listed in the following table for more than five years, but not necessarily in the same capacity.


NAME AND AGE                  PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS

Jesse H. Ausubel, 47       Director, Program for the Human Environment and
                           Senior Research Associate, The Rockefeller
                           University (1993 to present); Program Director,
                           Alfred P. Sloan Foundation (1994 to present);
                           Adjunct Scientist, Woods Hole Oceanographic
                           Institution (1995 to present). Mr. Ausubel also serves as a Manager of Xanthus Fund, L.L.C., for which the Adviser serves as investment adviser.

Paul Belica, 77            Advisor, Salomon Smith Barney (1988 to present);
                           Director, Deck House Inc. (1970 to present);
                           Director, Central European Value Fund (1994 to present); Director, Surety Loan Funding
                           Corporation (1998 to present). Mr. Belica also serves as a Manager of Xanthus Fund, L.L.C., for which the Adviser serves as investment adviser.

Charles F. Barber, 82      Consultant; Former Chairman of the Board, ASARCO
                           Incorporated; Director of 16 investment companies advised by Salomon Brothers Asset Management,
                           Inc.  Mr. Barber also is a Manager of Xanthus
                           Fund, L.L.C., for which the Adviser serves as the investment adviser, and is a Director of the India Fund, Inc. and the Asia Tigers Fund, Inc., for which affiliates of the Adviser serve as investment adviser.

NAME AND AGE                  PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS

Thomas W. Brock (52)       Currently Professor, Columbia University; From 1974
                           to 1998, served in numerous executive capacities with Salomon Brothers Inc., including Chairman and
                           Chief Executive Officer of Salomon Brothers Asset
                           Management, Inc. (1994 to 1998), Chief
                           Administrative Officer (1991 to 1994) and Director of Global Research (1988 to 1991). Mr. Brock also serves as a Manager of Xanthus Fund, L.L.C., for which the Adviser serves as investment adviser.


            The following table sets forth certain information regarding the compensation expected to be received by the Individual General Partners of the Partnership and, upon the effectiveness of the conversion, the managers of the Fund, for the fiscal year ending December 31, 1999.

                               COMPENSATION TABLE

--------------------------------------------------------------------------------
                                       Pension or                   Total
                     Aggregate         Retirement    Estimated      Compensation
                     Compensation      Benefits      Annual         from Complex
Name of Person       from Partnership  Accrued as    Benefits Upon
                                       Part of Fund  Retirement
                                       Expenses
--------------------------------------------------------------------------------
Jesse H. Ausubel         $7,800              0             0           $14,100

Paul Belica              $7,800              0             0           $14,100

Charles F. Barber        $7,800              0             0           $29,700

Thomas W. Brock          $3,900              0             0           $ 7,800
--------------------------------------------------------------------------------

            The Individual General Partners currently are each paid an annual retainer of $5,000 and per meeting fees of $700 (or $100 in the case of telephonic meetings) by the Partnership and are reimbursed by the Partnership for their reasonable out-of-pocket expenses incurred in providing services to the Partnership. The Individual General Partners do not receive any pension or retirement benefits from the Partnership. No changes to these compensation arrangements will occur as a result of the conversion.

            As of the date of this Proxy Statement, the Individual General Partners did not own any of the outstanding Interests. There is no audit committee or nominating committee of the Individual General Partners. One meeting of the Individual General Partners was held during the fiscal year 1998, which was the organizational meeting of the Partnership held on September 2, 1998.

REQUIRED VOTE

            A plurality of the votes cast at the Meeting is required for the election of each nominee.

                                   PROPOSAL 4

                             TO RATIFY THE SELECTION
                           OF ERNST & YOUNG LLP AS THE
                        INDEPENDENT AUDITORS OF THE FUND

            The Individual General Partners have selected Ernst & Young LLP to serve as the independent auditors for the Partnership and, upon the effectiveness of the conversion of the Partnership to the Fund, for the Fund, to audit the books and accounts of the Fund for fiscal year ending December 31, 1999. It is expected that a representative of Ernst & Young LLP will be available at the meeting in person or by telephone to answer questions.

REQUIRED VOTE

            Approval of Proposal 4 requires the affirmative vote of a "majority of outstanding voting securities" of the Partnership, which for this purpose means the lesser of (1) Interests representing more than 50% of the outstanding Interests or (2) Interests representing 67% of the outstanding Interests if Interests representing more than 50% of the outstanding Interests are represented at the Meeting in person or by proxy.

            The Individual General Partners recommend that Limited Partners vote to ratify the selection of Ernst & Young LLP.


                             ADDITIONAL INFORMATION

VOTING

            A quorum is constituted with respect to the Partnership by the presence in person or by proxy of the holders of a majority of the total number of votes eligible to be cast by all Limited Partners as of the Record Date. If a proxy is properly executed and returned accompanied by instructions to withhold authority to vote, if it represents a nominee "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote on a particular matter with respect to which the broker or nominee does not have discretionary power) or is marked with an abstention (collectively, "abstentions"), the Interests in the Partnership represented thereby will be considered to be present at the Meeting for purposes of determining the existence of a quorum for the transaction of business. If a proxy is properly executed and returned and is marked with an abstention, the proxy will not be voted on any matter as to which the abstention applies. Because the approval of Proposals 1 and 2 each require the affirmative vote by Limited Partners representing more than 50% of the outstanding Interests, abstentions will have the effect of a "no" vote for purposes of obtaining the requisite approvals of these Proposals. The Individual General Partners will be elected by a plurality of Interests voting. Thus, if a quorum is present at the Meeting, an abstention will not affect the outcome of voting on nominees for election as Individual General Partners.

            In the event that a quorum is not present at the Meeting, the Individual General Partners may adjourn the Meeting to permit further solicitation of proxies. If a quorum is present, but sufficient votes to approve any of the Proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies.

            In determining whether to propose an adjournment in such event, the following factors may be considered: the nature of the Proposals, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to Limited Partners with respect to the reasons for the solicitation. Any such adjournment will require the affirmative vote of the holders of a majority of the Interests that are represented at the Meeting in person or by proxy. If a quorum is present and an adjournment is proposed, the persons named as proxies will vote those proxies which they are entitled to vote "FOR" either Proposal 1 or Proposal 2 in favor of such adjournment, and will vote those proxies required to be voted "AGAINST" both Proposal 1 and Proposal 2 against such adjournment.

            Proxies may be solicited personally, or by telephone, by regular employees of CIBC WM or its affiliates (without special compensation) or by telephone or telegraph, in addition to the use of mails. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies, and they will be reimbursed for such out-of-pocket expenses. In addition, the Partnership has retained PFPC Inc., which provides certain administrative services to the Partnership, to assist in the solicitation of the proxy vote. It is anticipated that PFPC Inc. will be paid for such solicitation services in an amount not to exceed $5,000 plus reasonable out-of-pocket expenses. Therefore, expenses of the Meeting will include the costs of (i) preparing, assembling and mailing material in connection with the solicitation, (ii) reimbursing brokerage houses, banks and other fiduciaries and (iii) compensating the proxy solicitor. If you have any questions or need assistance in voting, please contact PFPC Inc. at its toll free number, 1-888-520-3277.

ADVISER, ADMINISTRATOR AND PLACEMENT AGENT

            CIBC Oppenheimer Advisers, L.L.C. (the "Adviser") serves as the investment adviser of the Partnership. CIBC WM is the managing member and controlling person of the Adviser, and KBW Asset Management, Inc. is a non-managing member of the Adviser. The Adviser is located at One World Financial Center, 31st Floor, 200 Liberty Street, New York, New York 10281.

            CIBC WM provides certain administrative services to the Partnership pursuant to a separate administrative services agreement. CIBC WM also serves as the placement agent of the Partnership pursuant to a placement agent agreement. CIBC WM's principal offices are located at One World Financial Center, 31st Floor, 200 Liberty Street, New York, New York 10281.

            PFPC Inc., located at 400 Bellevue Parkway, Wilmington, Delaware 19809, also provides certain additional administrative and accounting services to the Partnership pursuant to an administrative, accounting and investor services agreement.

OTHER BUSINESS

            The Individual General Partners do not intend to present any other business at the Meeting other than the matters discussed in this Proxy Statement and are not aware of any partner of the Partnership that intends to present any matter at the Meeting. However, should any such matters with respect to the Partnership properly come before the Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxy in accordance with their judgment on such matters.

PARTNER PROPOSALS

            The Partnership does not hold annual meetings of Limited Partners. Any Limited Partner wishing to present a proposal for inclusion at the next meeting of Limited Partners should submit such proposal to the Partnership at One World Financial Center, 31st Floor, 200 Liberty Street, New York, New York 10281.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. PARTNERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE URGED TO MARK, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED STAMPED ENVELOPE.

Dated: June 4, 1999

                                    EXHIBIT A


The following Limited Partners owned of record or are known by the Partnership to own beneficially 5% or more of the outstanding Interests as of the record date:


--------------------------------------------------------------------------------
    Name of Limited Partner            Percentage of Outstanding Interests Owned
--------------------------------------------------------------------------------
The Browne Revocable Trust               7.14%

Canadian Imperial Holdings, Inc.        33.56%

KBW Asset Management, Inc.               6.43%

--------------------------------------------------------------------------------

                                    EXHIBIT B

                       PROPOSED LIMITED LIABILITY COMPANY
                       AGREEMENT FOR WYNSTONE FUND, L.L.C.

                     PROXY CARD - - WYNSTONE PARTNERS, L.P.

The undersigned Limited Partner of Wynstone Partners, L.P. (the "Partnership") hereby appoints Howard M. Singer, Tyson Arnedt and Carmine E. Angone, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the interests in the Partnership standing in the name of the undersigned at the close of business on May 12, 1999 at a Special Meeting of Limited Partners (the "Meeting") to be held at the offices of CIBC World Markets Corp., 200 Liberty Street, One World Financial Center, 40th Floor, New York, New York, commencing at 10:00 a.m. on June 25, 1999, and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the Proposals, as more fully described in the Proxy Statement for the Meeting. THIS PROXY IS SOLICITED BY THE PARTNERSHIP'S INDIVIDUAL GENERAL PARTNERS AND WILL BE VOTED "FOR" THE PROPOSALS SET FORTH BELOW UNLESS OTHERWISE INDICATED.

            THE INDIVIDUAL GENERAL PARTNERS OF THE PARTNERSHIP RECOMMEND A VOTE "FOR" EACH OF THE FOLLOWING PROPOSALS.

            TO VOTE, MARK THE APPROPRIATE BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: [X]

                     PROXY CARD - - WYNSTONE PARTNERS, L.P.


                                                  FOR      AGAINST     ABSTAIN
1. To approve the conversion of                   [ ]        [ ]         [ ]
   Wynstone Partners, L.P. to a Delaware
   limited liability company, named
   Wynstone Fund, L.L.C.


                                                  FOR      AGAINST     ABSTAIN
2. To approve the adoption of the proposed        [ ]        [ ]         [ ]
   limited liability company agreement
   of Wynstone Fund, L.L.C.

                                                      FOR
                                                  ALL NOMINEES         WITHHOLD
                                                  LISTED BELOW         AUTHORITY
3. To elect the Managers of Wynstone Fund,             [ ]                [ ]
   L.L.C., subject to the effectiveness
   of the conversion, until their successors
   are duly elected and qualified.
                                                  FOR      AGAINST     ABSTAIN

4. To ratify the selection of                     [ ]        [ ]         [ ]
   Ernst & Young LLP as independent
   auditors for Wynstone Fund, L.L.C. for
   the fiscal year ending ecember 31, 1999.



(INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW)

   Jesse H. Ausubel     Charles F. Barber     Paul Belica     Thomas W. Brock


PLEASE MARK, SIGN, DATE AND RETURN ONE COPY OF THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE AND RETAIN ONE COPY FOR YOUR RECORDS.

---------------------------   ---------------------------    -------------------
SIGNATURE                     SIGNATURE (JOINT OWNERS)              DATE


---------------------------   ---------------------------
TITLE                         TITLE

Signature(s) should be exactly as name or names appearing on this proxy. If shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title.

                      ------------------------------------

                              WYNSTONE FUND, L.L.C.

                     (A DELAWARE LIMITED LIABILITY COMPANY)

                      ------------------------------------

                       LIMITED LIABILITY COMPANY AGREEMENT

                            DATED AS OF JUNE___, 1999

                      ------------------------------------
                     ONE WORLD FINANCIAL CENTER, 31ST FLOOR
                               200 LIBERTY STREET
                            NEW YORK, NEW YORK 10281
                                 (212) 667-4225

                                TABLE OF CONTENTS

                                                                            PAGE


ARTICLE I  DEFINITIONS.........................................................1


ARTICLE II  ORGANIZATION; ADMISSION OF MEMBERS................................11

   2.1   Formation of Limited Liability Company...............................11

   2.2   Name.................................................................11

   2.3   Principal and Registered Office......................................11

   2.4   Duration.............................................................11

   2.5   Objective and Business of the Company................................12

   2.6   Board of Managers....................................................12

   2.7   Members..............................................................13

   2.8   Special Advisory Member..............................................13

   2.9   Organizational Member................................................13

   2.10  Both Managers and Members............................................13

   2.11  Limited Liability....................................................13


ARTICLE III  MANAGEMENT.......................................................14

   3.1   Management and Control...............................................14

   3.2   Actions by the Board of Managers.....................................15

   3.3   Meetings of Members..................................................15

   3.4   Custody of Assets of the Company.....................................16

   3.5   Other Activities of Members and Managers.............................16

   3.6   Duty of Care.........................................................16

   3.7   Indemnification......................................................17

   3.8   Fees, Expenses and Reimbursement.....................................19


ARTICLE IV  TERMINATION OF STATUS OF ADVISER AND MANAGERS, TRANSFERS
            AND REPURCHASES...................................................21

   4.1   Termination of Status of the Adviser.................................21

   4.2   Termination of Status of a Manager...................................21

   4.3   Removal of the Managers..............................................21

   4.4   Transfer of Interests of Members.....................................21

   4.5   Transfer of Interests of Special Advisory Member.....................22

   4.6   Repurchase of Interests..............................................22


ARTICLE V  CAPITAL............................................................25

   5.1   Contributions to Capital.............................................25

   5.2   Rights of Members to Capital.........................................25

   5.3   Capital Accounts.....................................................26

   5.4   Allocation of Net Profit and Loss....................................26

   5.5   Allocation of Insurance Premiums and Proceeds........................26

   5.6   Allocation of Certain Withholding Taxes and Other Expenditures.......27

   5.7   Reserves.............................................................27

   5.8   Incentive Allocation.................................................28

   5.9   Allocation of Organizational Expenses................................29

   5.10  Tax Allocations......................................................29

   5.11  Distributions........................................................31

   5.12  Foreign Withholding..................................................31


ARTICLE VI  DISSOLUTION AND LIQUIDATION.......................................32

   6.1   Dissolution..........................................................32

   6.2   Liquidation of Assets................................................32


ARTICLE VII  ACCOUNTING, VALUATIONS AND BOOKS AND RECORDS.....................33

   7.1   Accounting and Reports...............................................33

   7.2   Determinations by the Board of Managers..............................34

   7.3   Valuation of Assets..................................................34


ARTICLE VIII  MISCELLANEOUS PROVISIONS........................................35

   8.1   Amendment of Limited Liability Company Agreement.....................35

   8.2   Special Power of Attorney............................................36

   8.3   Notices..............................................................37

   8.4   Agreement Binding Upon Successors and Assigns........................37

   8.5   Applicability of 1940 Act and Form N-2...............................38

   8.6   Choice of Law; Arbitration...........................................38

   8.7   Not for Benefit of Creditors.........................................39

   8.8   Consents.............................................................39

   8.9   Merger and Consolidation.............................................39

   8.10  Pronouns.............................................................40

   8.11  Confidentiality......................................................40

   8.12  Certification of Non-Foreign Status..................................40

   8.13  Severability.........................................................41

   8.14  Filing of Returns....................................................41

   8.15  Tax Matters Partner..................................................41

   8.16  Section 754 Election.................................................42

                              WYNSTONE FUND, L.L.C.
                       LIMITED LIABILITY COMPANY AGREEMENT


      THIS LIMITED LIABILITY COMPANY AGREEMENT of Wynstone Fund, L.L.C. (the "Company") is dated as of June ___, 1999 by and among Jesse H. Ausubel, Paul Belica, Charles F. Barber and Thomas W. Brock as the Managers, CIBC Oppenheimer Advisers, L.L.C., as the Special Advisory Member, Jesse H. Ausubel as the Organizational Member, and those persons who have been admitted as limited partners of Wynstone Partners, L.P., a limited partnership organized under the laws of the state of Delaware on August 13, 1998, and whose limited partner interests have been converted to member interests in the Company as of the date hereof, or who hereinafter are admitted as Members.


                              W I T N E S S E T H :

      WHEREAS, Wynstone Partners, L.P. (the "Partnership") was organized as a Delaware limited partnership on August 13, 1998; and

      WHEREAS, effective [June 25, 1999], the Partnership converted to a Delaware limited liability company under the Delaware Limited Liability Company Act pursuant to a Certificate of Conversion to Limited Liability Company and a Certificate of Formation, both dated and filed with the Secretary of State of Delaware on [June 25, 1999]; and

      WHEREAS, the conversion of the Partnership to a Delaware limited liability company and the adoption of this Agreement as the operating agreement of the Company were duly approved by the Individual General Partners and the limited partners of the Partnership;

      NOW, THEREFORE, for and in consideration of the foregoing and the mutual covenants hereinafter set forth, it is hereby agreed as follows:

                                    ARTICLE I

                                   DEFINITIONS

      For purposes of this Agreement:

      ADMINISTRATOR             The person who provides administrative services
                                to the Company pursuant to an administrative services agreement.

      ADVISER CIBC Oppenheimer Advisers, L.L.C., a limited liability company organized under Delaware law, or any person who may hereinafter serve as the investment adviser to the Company pursuant to an Investment Advisory Agreement.

      ADVISERS ACT              The Investment Advisers Act of 1940 and the
                                rules, regulations and orders thereunder, as amended from time to time, or any successor law.

      AFFILIATE                 An affiliated person of a person as such term is
                                defined in the 1940 Act.

      AGREEMENT                 This Limited Liability Company Agreement, as
                                amended from time to time.

      ALLOCATION CHANGE         With respect to each Member for each Allocation
                                Period, the difference between:

                                    (1)  the sum of (a) the balance of such
                                         Member's Capital Account as of the
                                         close of the Allocation Period (after
                                         giving effect to all allocations to be
                                         made to such Member's Capital Account
                                         as of such date other than any
                                         Incentive Allocation to be debited
                                         against such Member's Capital Account),
                                         plus (b) any debits to such Member's
                                         Capital Account during the Allocation
                                         Period to reflect any actual or deemed
                                         distributions or repurchases with
                                         respect to such Member's Interest, plus
                                         (c) any debits to such Member's Capital
                                         Account during the Allocation Period to
                                         reflect any Insurance premiums
                                         allocable to such Member, plus (d) any
                                         debits to such Member's Capital Account
                                         during the Allocation Period to reflect
                                         any items allocable to such Member's
                                         Capital Account pursuant to Section 5.6
                                         hereof; and

                                    (2)  the sum of (a) the balance of such
                                         Member's Capital Account as of the
                                         commencement of the Allocation Period,
                                         plus (b) any credits to such Member's
                                         Capital Account during the Allocation
                                         Period to reflect any contributions by
                                         such Member to the capital of the
                                         Company, plus (c) any credits to such
                                         Member's Capital Account during the
                                         Allocation Period to reflect any
                                         Insurance proceeds allocable to such
                                         Member.

                                If the amount specified in clause (1) exceeds the amount specified in clause (2), such difference shall be a POSITIVE ALLOCATION CHANGE, and if the amount specified in clause
                                (2) exceeds the amount specified in clause (1), such difference shall be a NEGATIVE ALLOCATION CHANGE.

      ALLOCATION PERIOD         With respect to each Member, the period
                                commencing as of the date of admission of such Member to the Company, and thereafter each period commencing as of the day following the last day of the preceding Allocation Period with respect to such Member, and ending at the close of business on the first to occur of the following:

                                    (1)  the last day of a Fiscal Year;

                                    (2)  the day as of which the Company
                                         repurchases the entire Interest of
                                         such Member;

                                    (3)  the day as of which the Company admits
                                         as a substituted Member a person to
                                         whom the Interest of such Member has
                                         been Transferred (unless there is no
                                         change of beneficial ownership); and

                                    (4)  the day as of which the Adviser's
                                         status as the Special Advisory Member
                                         is terminated pursuant to Section 4.1
                                         hereof.

                                Each Member who had been a limited partner of the Partnership before the Conversion shall be deemed to have been admitted to the Company as of the date of such Member's admission as a limited partner of the Partnership.

      BOARD OF MANAGERS         The Board of Managers established pursuant to
                                Section 2.6.

      CAPITAL ACCOUNT           With respect to each Member, the capital account
                                established and maintained on behalf of each Member pursuant to Section 5.3 hereof.

      CAPITAL PERCENTAGE        A percentage established for each Member on the
                                Company's books as of each Expense Allocation
                                Date. The Capital Percentage of a Member on an
                                Expense Allocation Date shall be determined by dividing the amount of capital contributed to the Company by the Member pursuant to Section
                                5.1 hereof by the sum of the capital contributed to the Company by each Member pursuant to
                                Section 5.1 hereof on or prior to such Expense
                                Allocation Date. The sum of the Capital
                                Percentages of all Members on each Expense
                                Allocation Date shall equal 100%.

      CERTIFICATE               The Certificate of Formation of the Company and
                                any amendments thereto as filed with the office of the Secretary of State of Delaware.

      CIBC WM CIBC World Markets Corp., or any successor thereto.

      CIBC WM SERVICES          Such administrative services as CIBC WM shall
                                provide to the Company pursuant to a separate written agreement with the Company as contemplated by Section 3.8(a) hereof.

      CLOSING DATE              The first date on or as of which a limited
                                partner of the Partnership other than the Organizational Limited Partner was admitted to the Partnership.

      CODE The United States Internal Revenue Code of 1986, as amended and as hereafter amended from time to time, or any successor law.

      COMPANY The limited liability company governed hereby, as such limited liability company may from time to time be constituted.

      CONVERSION                The conversion of the Partnership to the
                                Company, which became effective on [June 25, 1999] upon the filing of a Certificate of Conversion to Limited Liability Company and the
                                Certificate with the Secretary of State of Delaware.

      DELAWARE ACT              The Delaware Limited Liability Company Act as in
                                effect on the date hereof and as amended from time to time, or any successor law.

      EXPENSE ALLOCATION DATE   The Closing Date, and thereafter each day on or
                                before October 1, 1999, as of which a
                                contribution to the capital of the Company is made pursuant to Section 5.1 hereof.

      FISCAL PERIOD             The period commencing on the Closing Date, and
                                thereafter each period commencing on the day immediately following the last day of the preceding Fiscal Period, and ending at the close of business on the first to occur of the following dates:

                                    (1)  the last day of a Fiscal Year;

                                    (2)  the day preceding any day as of which
                                         a contribution to the capital of the
                                         Company is made pursuant to Section
                                         5.1; or

                                    (3)  any day (other than one specified in
                                         clause (2) above) as of which this
                                         Agreement provides for any amount to be
                                         credited to or debited against the
                                         Capital Account of any Member, other
                                         than an amount to be credited to or
                                         debited against the Capital Accounts of
                                         all Members in accordance with their
                                         respective Investment Percentages.

      FISCAL YEAR               The period commencing on the Closing Date and
                                ending on December 31, 1999, and thereafter each period commencing on January 1 of each year and ending on December 31 of each year
                                (or on the date of a final distribution
                                pursuant to Section 6.2 hereof), unless the Board of Managers shall elect another fiscal year for the Company that is a permissible taxable year under the Code.

      FORM N-2 The Company's Registration Statement on Form N-2 filed with the Securities and Exchange Commission, as amended from time to time.

      INCENTIVE ALLOCATION      With respect to each Member, 20% of the amount,
                                determined as of the close of each Allocation
                                Period with respect to such Member, by which such Member's Positive Allocation Change for such Allocation Period, if any, exceeds any positive balance in such Member's Loss Recovery
                                Account as of the most recent prior date as of which any adjustment has been made thereto.

      INDEPENDENT MANAGERS      Those Managers who are not "interested persons"
                                of the Company as such term is defined in the 1940 Act.

      INSURANCE                 One or more "key man" insurance policies on the
                                life of any principal of a member of the Adviser, the benefits of which are payable to the Company.

      INTEREST The entire ownership interest in the Company at any particular time of a Member or the Special Advisory Member, or other person to whom an Interest of a Member or portion thereof has been transferred pursuant to
                                Section 4.4 hereof, including the rights and obligations of such Member or other person under this Agreement and the Delaware Act.

      INVESTMENT ADVISORY       A separate written agreement entered into by
      AGREEMENT                 the Company pursuant to which the Adviser
                                provides investment advisory services to the Company.

      INVESTMENT PERCENTAGE     A percentage established for each Member on the
                                Company's books as of the first day of each Fiscal Period. The Investment Percentage of a
                                Member for a Fiscal Period shall be determined by dividing the balance of the Member's Capital
                                Account as of the commencement of such Fiscal
                                Period by the sum of the Capital Accounts of all of the Members as of the commencement of such Fiscal Period. The sum of the Investment
                                Percentages of all Members for each Fiscal
                                Period shall equal 100%.

      LOSS RECOVERY ACCOUNT     A memorandum account to be recorded in the books
                                and records of the Company with respect to each Member, which shall have an initial balance of zero and which shall be adjusted as follows:

                                    (1)  As of the first day after the close of
                                         each Allocation Period for such Member,
                                         the balance of the Loss Recovery
                                         Account shall be increased by the
                                         amount, if any, of such Member's
                                         Negative Allocation Change for such
                                         Allocation Period and shall be reduced
                                         (but not below zero) by the amount, if
                                         any, of such Member's Positive
                                         Allocation Change for such Allocation
                                         Period.

                                    (2)  The balance of the Loss Recovery
                                         Account shall be reduced (but not below
                                         zero) as of the first date as of which
                                         the Capital Account balance of any
                                         Member is reduced as a result of
                                         repurchase or transfer with respect to
                                         such Member's Interest by an amount
                                         determined by multiplying (a) such
                                         positive balance by (b) a fraction, (i)
                                         the numerator of which is equal to the
                                         amount of the repurchase or transfer,
                                         and (ii) the denominator of which is
                                         equal to the balance of such Member's
                                         Capital Account immediately before
                                         giving effect to such repurchase or
                                         transfer.

                                No transferee of any Interest shall succeed to any Loss Recovery Account balance or portion thereof attributable to the transferor unless the Transfer by which such transferee received such Interest did not involve a change of beneficial ownership.

      MANAGER An individual designated as a manager of the Company pursuant to the provisions of Section
                                2.6 of the Agreement and who serves on the Board of Managers of the Company. The term "Manager" shall also be deemed to refer to any individual who served as an Individual General Partner of the Partnership before the Conversion.

      MEMBER Any person who had been admitted as a limited partner of the Partnership before the Conversion whose Interest, pursuant to the Conversion, has been converted to an Interest as a member or who shall have been admitted to the Company as a member (including any Manager in such person's capacity as a member of the Company but excluding any Manager in such person's capacity as a Manager of the Company) until the Company repurchases the entire Interest of such person as a member pursuant to Section 4.6 hereof or a substituted member or members are admitted with respect to any such person's entire Interest as a member pursuant to Section 4.4 hereof; such term includes the Adviser to the extent the Adviser makes a capital contribution to the Company and shall have been admitted to the Company as a member, and shall not include the Special Advisory Member.

      NEGATIVE ALLOCATION       The meaning given such term in the definition of
      CHANGE                    Allocation Change.

      NET ASSETS                The total value of all assets of the Company,
                                less an amount equal to all accrued debts, liabilities and obligations of the Company, calculated before giving effect to any repurchases of Interests.

      NET PROFIT OR NET LOSS    The amount by which the Net Assets as of the
                                close of business on the last day of a Fiscal
                                Period exceed (in the case of Net Profit) or are less than (in the case of Net Loss) the Net Assets as of the commencement of the same
                                Fiscal Period (or, with respect to the initial
                                Fiscal Period of the Company, at the close of business on the Closing Date), such amount to be adjusted to exclude:

                                    (1)  the amount of any Insurance premiums or
                                         proceeds to be allocated among the
                                         Capital Accounts of the Members
                                         pursuant to Section 5.5 hereof;

                                    (2)  any items to be allocated among the
                                         Capital Accounts of the Members on a
                                         basis which is not in accordance with
                                         the respective Investment Percentages
                                         of all Members as of the commencement
                                         of such Fiscal Period pursuant to
                                         Sections 5.6 and 5.7 hereof; and

                                    (3)  Organizational Expenses allocated among
                                         the Capital Accounts of the Members
                                         pursuant to Section 5.9 hereof.

      1940 ACT The Investment Company Act of 1940 and the rules, regulations and orders thereunder, as amended from time to time, or any successor law.

      1934 ACT The Securities Exchange Act of 1934 and the rules, regulations and orders thereunder, as amended from time to time, or any successor law.

      ORGANIZATIONAL EXPENSES   The expenses incurred by the Company in
                                connection with its formation, its initial registration as an investment company under the 1940 Act, and the initial offering of Interests.

      ORGANIZATIONAL            Jesse H. Ausubel
      LIMITED PARTNER

      ORGANIZATIONAL MEMBER     Jesse H. Ausubel

      PARTNERSHIP               Wynstone Partners, L.P., a Delaware limited
                                partnership that was converted to the Company effective [June 25, 1999].

      POSITIVE ALLOCATION       The meaning given such term in the definition of
      CHANGE                    Allocation Change.

      SECURITIES                Securities (including, without limitation,
                                equities, debt obligations, options, and other
                                "securities" as that term is defined in
                                Section 2(a)(36) of the 1940 Act) and any contracts for forward or future delivery of any security, debt obligation or currency, or commodity, all manner of derivative instruments and any contracts based on any index or group of securities, debt obligations or currencies, or commodities, and any options thereon.

      SPECIAL ADVISORY ACCOUNT  A capital account established and maintained on behalf of the Special Advisory Member pursuant to Section 5.3 hereof solely for the purpose of receiving the Incentive Allocation.

      SPECIAL ADVISORY MEMBER   The Adviser in its capacity as the investment
                                adviser to the Company.

      TRANSFER The assignment, transfer, sale, encumbrance, pledge or other disposition of all or any portion of an Interest, including any right to receive any allocations and distributions attributable to an Interest.

                                   ARTICLE II

                       ORGANIZATION; ADMISSION OF MEMBERS


      2.1   FORMATION OF LIMITED LIABILITY COMPANY.

            The Board of Managers shall execute and file in accordance with the Delaware Act any amendment to the Certificate and shall execute and file with applicable governmental authorities any other instruments, documents and certificates which, in the opinion of the Company's legal counsel, may from time to time be required by the laws of the United States of America, the State of Delaware or any other jurisdiction in which the Company shall determine to do business, or any political subdivision or agency thereof, or which such legal counsel may deem necessary or appropriate to effectuate, implement and continue the valid existence and business of the Company.

      2.2   NAME.

            The name of the Company shall be "Wynstone Fund, L.L.C." or such other name as the Board of Managers may hereafter adopt upon (i) causing an appropriate amendment to the Certificate to be filed in accordance with the Delaware Act and (ii) sending notice thereof to each Member.

      2.3   PRINCIPAL AND REGISTERED OFFICE.

            The Company shall have its principal office at One World Financial Center, 31st Floor, 200 Liberty Street, New York, New York 10281, or at such other place designated from time to time by the Board of Managers.

            The Company shall have its registered office in Delaware at 1013 Centre Road, Wilmington, Delaware 19805-1297, and shall have Corporation Service Company as its registered agent for service of process in Delaware, unless a different registered office or agent is designated from time to time by the Board of Managers.

      2.4   DURATION.

            The term of the Company commenced on August 13, 1998 and shall continue until the Company is dissolved pursuant to Section 6.1 hereof.

      2.5   OBJECTIVE AND BUSINESS OF THE COMPANY.

            (a) The objective and business of the Company is to purchase, sell (including short sales), invest and trade in Securities, on margin or otherwise, and to engage in any financial or derivative transactions relating thereto or otherwise. The Company may execute, deliver and perform all contracts, agreements and other undertakings and engage in all activities and transactions as may in the opinion of the Board of Managers be necessary or advisable to carry out its objective or business.

            (b) The Company shall operate as a closed-end, non-diversified, management investment company in accordance with the 1940 Act and subject to any fundamental policies and investment restrictions set forth in the Form N-2.

      2.6   BOARD OF MANAGERS.

            (a) The initial Board of Managers shall consist of those persons who served as Individual General Partners of the Partnership immediately prior to the Conversion, and those persons who shall have been elected to serve as a Manager on the Board of Managers, subject to the effectiveness of the Conversion, by the limited partners of the Partnership, who shall agree to be bound by all of the terms of this Agreement to serve as Managers on the Board of Managers, and whose status as Manager has not terminated pursuant to Section 4.2 hereof. The Board of Managers may, subject to the provisions of paragraphs (a) and (b) of this Section 2.6 with respect to the number of and vacancies in the position of Manager and the provisions of Section 3.3 hereof with respect to the election of Managers to the Board of Managers by Members, designate any person who shall agree to be bound by all of the terms of this Agreement as a Manager. The names and mailing addresses of the Managers shall be set forth in the books and records of the Company. The number of Managers shall be fixed from time to time by the Board of Managers but shall not be less than three. At and after the Closing Date, all of the Managers shall be Independent Managers.

            (b) Each Manager shall serve on the Board of Managers for the duration of the term of the Company, unless his status as a Manager shall be sooner terminated pursuant to Section 4.2 hereof. In the event of any vacancy in the position of Manager, the remaining Managers may appoint an individual to serve in such capacity, so long as immediately after such appointment at least two-thirds (2/3) of the Managers then serving would have been elected by the Members. The Board of Managers may call a meeting of Members to fill any vacancy in the position of Manager, and shall do so within 60 days after any date on which Managers who were elected by the Members cease to constitute a majority of the Managers then serving on the Board of Managers.

            (c) In the event that no Manager remains to continue the business of the Company, the Adviser shall promptly call a meeting of the Members, to be held within 60 days after the date on which the last Manager ceased to act in that capacity, for the purpose of determining whether to continue the business of the Company and, if the business shall be continued, of electing the required number of Managers to the Board of Managers. If the Members shall determine at such meeting not to continue the business of the Company or if the required number of Managers is not elected within 60 days after the date on which the last Manager ceased to act in that capacity, then the Company shall be dissolved pursuant to Section 6.1 hereof and the assets of the Company shall be liquidated and distributed pursuant to Section 6.2 hereof.

      2.7   MEMBERS.

            The Board of Managers may admit one or more Members as of the beginning of each calendar month or at such other times, but not more frequently than monthly, as the Board of Managers may determine. Subject to the foregoing terms, Members may be admitted to the Company subject to the condition that each such Member shall execute an appropriate signature page of this Agreement or of the Company's subscription agreement pursuant to which such Member agrees to be bound by all the terms and provisions hereof. The Board of Managers may in its absolute discretion reject subscriptions for Interests in the Company. The admission of any person as a Member shall be effective upon the revision of the books and records of the Company to reflect the name and the contribution to the capital of the Company of such additional Member.

      2.8   SPECIAL ADVISORY MEMBER.

            Upon signing this Agreement, the Adviser shall be admitted to the Company as the Special Advisory Member. The Interest of the Special Advisory Member shall be non-voting. If at anytime the Investment Advisory Agreement between the Company and the person then serving as Adviser terminates, the Board of Managers shall admit as a substitute Special Advisory Member, upon its signing this Agreement, such person as may be retained by the Company to provide investment advisory services pursuant to an Investment Advisory Agreement, subject to the due approval of such Investment Advisory Agreement in accordance with the requirements of the 1940 Act.

      2.9   ORGANIZATIONAL MEMBER.

            Upon the admission of any Member, the Organizational Member shall withdraw from the Company as the Organizational Member and shall be entitled to the return of his Capital Contribution, if any, without interest or deduction.

      2.10  BOTH MANAGERS AND MEMBERS.

            A Member may at the same time be a Manager and a Member, or a Special Advisory Member and Member, in which event such Member's rights and obligations in each capacity shall be determined separately in accordance with the terms and provisions hereof or as provided in the Delaware Act.

      2.11  LIMITED LIABILITY.

            Except as provided under applicable law, a Member and the Special Advisory Member shall not be liable for the Company's debts, obligations and liabilities in any amount in excess of the capital account balance of such Member, plus such Member's share of undistributed profits and assets. Except as provided under applicable law, a Manager shall not be liable for the Company's debts, obligations and liabilities.

                                   ARTICLE III

                                   MANAGEMENT


      3.1   MANAGEMENT AND CONTROL.

            (a) Management and control of the business of the Company shall be vested in the Board of Managers, which shall have the right, power and authority, on behalf of the Company and in its name, to exercise all rights, powers and authority of Managers under the Delaware Act and to do all things necessary and proper to carry out the objective and business of the Company and their duties hereunder. No Manager shall have the authority individually to act on behalf of or to bind the Company except within the scope of such Manager's authority as delegated by the Board of Managers. The parties hereto intend that, except to the extent otherwise expressly provided herein, (i) each Manager shall be vested with the same powers, authority and responsibilities on behalf of the Company as are customarily vested in each director of a Delaware corporation and
(ii) each Independent Manager shall be vested with the same powers, authority and responsibilities on behalf of the Company as are customarily vested in each director of a closed-end management investment company registered under the 1940 Act that is organized as a Delaware corporation who is not an "interested person" of such company as such term is defined in the 1940 Act. During any period in which the Company shall have no Managers, the Adviser shall continue to serve as the Adviser to the Company. During such time period, CIBC WM shall continue to provide the CIBC WM Services to the Company.

            (b) Each Member agrees not to treat, on his personal income tax return or in any claim for a tax refund, any item of income, gain, loss, deduction or credit in a manner inconsistent with the treatment of such item by the Company. The Board of Managers shall have the exclusive authority and discretion to make any elections required or permitted to be made by the Company under any provisions of the Code or any other revenue laws.

            (c) Members shall have no right to participate in and shall take no part in the management or control of the Company's business and shall have no right, power or authority to act for or bind the Company. Members shall have the right to vote on any matters only as provided in this Agreement or on any matters that require the approval of the holders of voting securities under the 1940 Act or as otherwise required in the Delaware Act.

            (d) The Board of Managers may delegate to any other person any rights, power and authority vested by this Agreement in the Board of Managers to the extent permissible under applicable law.

      3.2   ACTIONS BY THE BOARD OF MANAGERS.

            (a) Unless provided otherwise in this Agreement, the Board of Managers shall act only: (i) by the affirmative vote of a majority of the Managers (which majority shall include any requisite number of Independent Managers required by the 1940 Act) present at a meeting duly called at which a quorum of the Managers shall be present (in person or, if in person attendance is not required by the 1940 Act, by telephone) or (ii) by unanimous written consent of all of the Managers without a meeting, if permissible under the 1940 Act.

            (b) The Board of Managers may designate from time to time a Principal Manager who shall preside at all meetings. Meetings of the Board of Managers may be called by the Principal Manager or by any two Managers, and may be held on such date and at such time and place as the Board of Managers shall determine. Each Manager shall be entitled to receive written notice of the date, time and place of such meeting within a reasonable time in advance of the meeting. Notice need not be given to any Manager who shall attend a meeting without objecting to the lack of notice or who shall execute a written waiver of notice with respect to the meeting. Managers may attend and participate in any meeting by telephone except where in person attendance at a meeting is required by the 1940 Act. A majority of the Managers shall constitute a quorum at any meeting.

      3.3   MEETINGS OF MEMBERS.

            (a) Actions requiring the vote of the Members may be taken at any duly constituted meeting of the Members at which a quorum is present. Meetings of the Members may be called by the Board of Managers or by Members holding 25% or more of the total number of votes eligible to be cast by all Members, and may be held at such time, date and place as the Board of Managers shall determine. The Board of Managers shall arrange to provide written notice of the meeting, stating the date, time and place of the meeting and the record date therefor, to each Member entitled to vote at the meeting within a reasonable time prior thereto. Failure to receive notice of a meeting on the part of any Member shall not affect the validity of any act or proceeding of the meeting, so long as a quorum shall be present at the meeting, except as otherwise required by applicable law. Only matters set forth in the notice of a meeting may be voted on by the Members at a meeting. The presence in person or by proxy of Members holding a majority of the total number of votes eligible to be cast by all Members as of the record date shall constitute a quorum at any meeting. In the absence of a quorum, a meeting of the Members may be adjourned by action of a majority of the Members present in person or by proxy without additional notice to the Members. Except as otherwise required by any provision of this Agreement or of the 1940 Act, (i) those candidates receiving a plurality of the votes cast at any meeting of Members shall be elected as Managers and (ii) all other actions of the Members taken at a meeting shall require the affirmative vote of Members holding a majority of the total number of votes eligible to be cast by those Members who are present in person or by proxy at such meeting.

            (b) Each Member shall be entitled to cast at any meeting of Members a number of votes equivalent to such Member's Investment Percentage as of the record date for such meeting. The Board of Managers shall establish a record date not less than 10 nor more than 60 days prior to the date of any meeting of Members to determine eligibility to vote at such meeting and the number of votes which each Member will be entitled to cast thereat, and shall maintain for each such record date a list setting forth the name of each Member and the number of votes that each Member will be entitled to cast at the meeting.

            (c) A Member may vote at any meeting of Members by a proxy properly executed in writing by the Member and filed with the Company before or at the time of the meeting. A proxy may be suspended or revoked, as the case may be, by the Member executing the proxy by a later writing delivered to the Company at any time prior to exercise of the proxy or if the Member executing the proxy shall be present at the meeting and decide to vote in person. Any action of the Members that is permitted to be taken at a meeting of the Members may be taken without a meeting if consents in writing, setting forth the action taken, are signed by Members holding a majority of the total number of votes eligible to be cast or such greater percentage as may be required in order to approve such action.

      3.4   CUSTODY OF ASSETS OF THE COMPANY.

            The physical possession of all funds, Securities or other properties of the Company shall at all times, be held, controlled and administered by one or more custodians retained by the Company in accordance with the requirements of the 1940 Act and the rules thereunder.

      3.5   OTHER ACTIVITIES OF MEMBERS AND MANAGERS.

            (a) The Managers shall not be required to devote full time to the affairs of the Company, but shall devote such time as may reasonably be required to perform their obligations under this Agreement.

            (b) Any Member or Manager, and any Affiliate of any Member or Manager, may engage in or possess an interest in other business ventures or commercial dealings of every kind and description, independently or with others, including, but not limited to, acquisition and disposition of Securities, provision of investment advisory or brokerage services, serving as directors, officers, employees, advisors or agents of other companies, partners of any partnership, members of any limited liability company, or trustees of any trust, or entering into any other commercial arrangements. No Member or Manager shall have any rights in or to such activities of any other Member or Manager, or any profits derived therefrom.

      3.6   DUTY OF CARE.

            (a) A Manager shall not be liable to the Company or to any of its Members for any loss or damage occasioned by any act or omission in the performance of his services under this Agreement, unless it shall be determined by final judicial decision on the merits from which there is no further right to appeal that such loss is due to an act or omission of such Manager constituting willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Manager's office.

            (b) Members not in breach of any obligation hereunder or under any agreement pursuant to which the Member subscribed for an Interest shall be liable to the Company, any Member or third parties only as provided under the Delaware Act.

      3.7   INDEMNIFICATION.

            (a) To the fullest extent permitted by law, the Company shall, subject to Section 3.7(b) hereof, indemnify each Manager (including for this purpose their executors, heirs, assigns, successors or other legal representatives), against all losses, claims, damages, liabilities, costs and expenses, including, but not limited to, amounts paid in satisfaction of judgments, in compromise, or as fines or penalties, and reasonable counsel fees, incurred in connection with the defense or disposition of any action, suit, investigation or other proceeding, whether civil or criminal, before any judicial, arbitral, administrative or legislative body, in which such indemnitee may be or may have been involved as a party or otherwise, or with which such indemnitee may be or may have been threatened, while in office or thereafter, by reason of being or having been a Manager of the Company or the past or present performance of services to the Company by such indemnitee, except to the extent such loss, claim, damage, liability, cost or expense shall have been finally determined in a decision on the merits in any such action, suit, investigation or other proceeding to have been incurred or suffered by such indemnitee by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee's office. The rights of indemnification provided under this Section 3.7 shall not be construed so as to provide for indemnification of a Manager for any liability (including liability under federal securities laws which, under certain circumstances, impose liability even on persons that act in good faith) to the extent (but only to the extent) that such indemnification would be in violation of applicable law, but shall be construed so as to effectuate the applicable provisions of this Section 3.7 to the fullest extent permitted by law.

            (b) Expenses, including reasonable counsel fees, so incurred by any such indemnitee (but excluding amounts paid in satisfaction of judgments, in compromise, or as fines or penalties), may be paid from time to time by the Company in advance of the final disposition of any such action, suit, investigation or proceeding upon receipt of an undertaking by or on behalf of such indemnitee to repay to the Company amounts so paid if it shall ultimately be determined that indemnification of such expenses is not authorized under
Section 3.7(a) hereof; provided, however, that (i) such indemnitee shall provide security for such undertaking, (ii) the Company shall be insured by or on behalf of such indemnitee against losses arising by reason of such indemnitee's failure to fulfill his or its undertaking, or (iii) a majority of the Managers (excluding any Manager who is either seeking advancement of expenses hereunder or is or has been a party to any other action, suit, investigation or proceeding involving claims similar to those involved in the action, suit, investigation or proceeding giving rise to a claim for advancement of expenses hereunder) or independent legal counsel in a written opinion shall determine based on a review of readily available facts (as opposed to a full trial-type inquiry) that there is reason to believe such indemnitee ultimately will be entitled to indemnification.

            (c) As to the disposition of any action, suit, investigation or proceeding (whether by a compromise payment, pursuant to a consent decree or otherwise) without an adjudication or a decision on the merits by a court, or by any other body before which the proceeding shall have been brought, that an indemnitee is liable to the Company or its Members by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee's office, indemnification shall be provided pursuant to

Section 3.7(a) hereof if (i) approved as in the best interests of the Company by a majority of the Managers (excluding any Manager who is either seeking indemnification hereunder or is or has been a party to any other action, suit, investigation or proceeding involving claims similar to those involved in the action, suit, investigation or proceeding giving rise to a claim for indemnification hereunder) upon a determination based upon a review of readily available facts (as opposed to a full trial-type inquiry) that such indemnitee acted in good faith and in the reasonable belief that such actions were in the best interests of the Company and that such indemnitee is not liable to the Company or its Members by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee's office, or (ii) the Board of Managers secures a written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry) to the effect that such indemnification would not protect such indemnitee against any liability to the Company or its Members to which such indemnitee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee's office.

            (d) Any indemnification or advancement of expenses made pursuant to this Section 3.7 shall not prevent the recovery from any indemnitee of any such amount if such indemnitee subsequently shall be determined in a decision on the merits in any action, suit, investigation or proceeding involving the liability or expense that gave rise to such indemnification or advancement of expenses to be liable to the Company or its Members by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee's office. In (i) any suit brought by a Manager (or other person entitled to indemnification hereunder) to enforce a right to indemnification under this Section 3.7 it shall be a defense that, and (ii) in any suit in the name of the Company to recover any indemnification or advancement of expenses made pursuant to this Section 3.7 the Company shall be entitled to recover such expenses upon a final adjudication that, the Manager or other person claiming a right to indemnification under this Section 3.7 has not met the applicable standard of conduct set forth in this Section 3.7. In any such suit brought to enforce a right to indemnification or to recover any indemnification or advancement of expenses made pursuant to this Section 3.7, the burden of proving that the Manager or other person claiming a right to indemnification is not entitled to be indemnified, or to any indemnification or advancement of expenses, under this Section 3.7 shall be on the Company (or any Member acting derivatively or otherwise on behalf of the Company or its Members).

            (e) An indemnitee may not satisfy any right of indemnification or advancement of expenses granted in this Section 3.7 or to which he or it may otherwise be entitled except out of the assets of the Company, and no Member shall be personally liable with respect to any such claim for indemnification or advancement of expenses.

            (f) The rights of indemnification provided hereunder shall not be exclusive of or affect any other rights to which any person may be entitled by contract or otherwise under law. Nothing contained in this Section 3.7 shall affect the power of the Company to purchase and maintain liability insurance on behalf of any Manager or other person.

      3.8   FEES, EXPENSES AND REIMBURSEMENT.

            (a) So long as CIBC WM provides CIBC WM Services to the Company, it shall be entitled to receive fees for such services as may be agreed to by CIBC WM and the Company pursuant to a separate written agreement.

            (b) The Board of Managers may cause the Company to compensate each Manager for his services as such. In addition, the Managers shall be reimbursed by the Company for reasonable out-of-pocket expenses incurred by them in performing their duties under this Agreement.

            (c) The Company shall bear all expenses incurred in the business of the Company other than those specifically required to be borne by the Adviser pursuant to the Investment Advisory Agreement or by CIBC WM pursuant to the agreement referred to in Section 3.8(a) hereof. Expenses to be borne by the Company include, but are not limited to, the following:

                  (1) all costs and expenses related to portfolio transactions and positions for the Company's account, including, but not limited to, brokerage commissions, research fees, interest and commitment fees on loans and debit balances, borrowing charges on Securities sold short, dividends on Securities sold short but not yet purchased, custodial fees, margin fees, transfer taxes and premiums, taxes withheld on foreign dividends and indirect expenses from investments in investment funds;

                  (2) all costs and expenses associated with the organization and registration of the Company, certain offering costs and the costs of compliance with any applicable federal or state laws;

                  (3) Attorneys' fees and disbursements associated with updating the Company's Confidential Memorandum and subscription documents (the "Offering Materials"); the costs of printing the Offering Materials; the costs of distributing the Offering Materials to prospective investors; and attorneys' fees and disbursements associated with the review of subscription documents executed and delivered to the Company in connection with offerings of interests in the Company;

                  (4) the costs and expenses of holding meetings of the Board of Managers and any meetings of Members;

                  (5) fees and disbursements of any attorneys, accountants, auditors and other consultants and professionals engaged on behalf of the Company;

                  (6) the costs of a fidelity bond and any liability insurance obtained on behalf of the Company or its Managers;

                  (7) any fees payable to CIBC WM for CIBC WM Services and the fees of custodians and persons providing administrative services to the Company;

                  (8) all expenses of computing the Company's net asset value, including any equipment or services obtained for such purposes;

                  (9) all charges for equipment or services used in communicating information regarding the Company's transactions among the Adviser and any custodian or other agent engaged by the Company; and

                  (10) such other types of expenses as may be approved from time to time by the Board of Managers, other than those required to be borne by the Adviser or CIBC WM.

The Adviser shall be entitled to reimbursement from the Company for any of the above expenses that it pays on behalf of the Company.

            (d) Subject to procuring any required regulatory approvals, from time to time the Company may, alone or in conjunction with other accounts for which the Adviser, or any Affiliate of the Adviser, acts as general partner or investment adviser, purchase Insurance in such amounts, from such insurers and on such terms as the Board of Managers shall determine.


                                   ARTICLE IV

                      TERMINATION OF STATUS OF ADVISER AND
                       MANAGERS, TRANSFERS AND REPURCHASES


      4.1   TERMINATION OF STATUS OF THE ADVISER.

            The status of the Adviser as the Special Advisory Member shall terminate if the Investment Advisory Agreement with the Adviser terminates and the Company does not enter into a new Investment Advisory Agreement with the Adviser, effective as of the date of such termination.

      4.2   TERMINATION OF STATUS OF A MANAGER.

            The status of a Manager shall terminate if the Manager (i) shall die; (ii) shall be adjudicated incompetent; (iii) shall voluntarily withdraw as a Manager (upon not less than 90 days' prior written notice to the other Managers); (iv) shall be removed; (v) shall be certified by a physician to be mentally or physically unable to perform his duties hereunder; (vi) shall be declared bankrupt by a court with appropriate jurisdiction, file a petition commencing a voluntary case under any bankruptcy law or make an assignment for the benefit of creditors; (vii) shall have a receiver appointed to administer the property or affairs of such Manager; or
(viii) shall otherwise cease to be a Manager of the Company under the Delaware Act.

      4.3   REMOVAL OF THE MANAGERS.

            Any Manager may be removed either by (a) the vote or written consent of at least two-thirds (2/3) of the Managers not subject to the removal vote or
(b) the vote or written consent of Members holding not less than two-thirds (2/3) of the total number of votes eligible to be cast by all Members.

      4.4   TRANSFER OF INTERESTS OF MEMBERS.

            (a) An Interest of a Member may be Transferred only (i) by operation of law pursuant to the death, bankruptcy, insolvency or dissolution of such Member or (ii) with the written consent of the Board of Managers (which may be withheld in its sole and absolute discretion); provided, however, that the Board of Managers may not consent to any Transfer other than a Transfer (i) in which the tax basis of the interest in the hands of the transferee is determined, in whole or in part, by reference to its tax basis in the hands of the transferor (e.g., certain Transfers to affiliates, gifts and contributions to family partnerships), (ii) to members of the Member's immediate family (brothers, sisters, spouse, parents and children), or (iii) a distribution from a qualified retirement plan or an individual retirement account, unless it consults with counsel to the Company and counsel to the Company confirms that such Transfer will not cause the Company to be treated as a "publicly traded partnership" taxable as a corporation.

            (b) The Board of Managers may not consent to a Transfer of an Interest or a portion thereof of a Member unless: (i) the person to whom such Interest is Transferred (or each of such person's beneficial owners if such a person is a "private investment company" as defined in paragraph (d)(3) of Rule 205-3 under the Advisers Act) is a person whom the Board of Managers believes meets the requirements of paragraph (d)(1) of Rule 205-3 under the Advisers Act or successor rule thereto; (ii) the entire Interest of the Member is Transferred to a single transferee; and (iii) after the Transfer, the balance of the Capital Account of the Transferee is not less than $150,000. Any transferee which acquires an Interest by operation of law as the result of the death, bankruptcy, insolvency or dissolution of a Member or otherwise, shall be entitled to the allocations and distributions allocable to the Interest so acquired and to Transfer such Interest in accordance with the terms of this Agreement, but shall not be entitled to the other rights of a Member unless and until such transferee becomes a substituted Member. If a Member transfers an Interest with the approval of the Board of Managers, the Board of Managers shall promptly take all necessary actions so that the transferee to whom such Interest is transferred is admitted to the Company as a Member. Each Member effecting a Transfer and its transferee agree to pay all expenses, including attorneys' and accountants' fees, incurred by the Company in connection with such Transfer.

            (c) Each Member shall indemnify and hold harmless the Company, the Managers, the Adviser, each other Member and any Affiliate of the foregoing against all losses, claims, damages, liabilities, costs and expenses (including legal or other expenses incurred in investigating or defending against any such losses, claims, damages, liabilities, costs and expenses or any judgments, fines and amounts paid in settlement), joint or several, to which such persons may become subject by reason of or arising from (i) any Transfer made by such Member in violation of this Section 4.4 and (ii) any misrepresentation by such Member in connection with any such Transfer.

      4.5   TRANSFER OF INTERESTS OF SPECIAL ADVISORY MEMBER.

            The Adviser may not Transfer its Interest as the Special Advisory Member.

      4.6   REPURCHASE OF INTERESTS.

            (a) Except as otherwise provided in this Agreement, no Member or other person holding an Interest or portion thereof shall have the right to withdraw or tender to the Company for repurchase that Interest or portion thereof. The Board of Managers from time to time, in its complete and exclusive discretion and on such terms and conditions as it may determine, may cause the Company to repurchase Interests or portions thereof pursuant to written tenders. However, the Company shall not offer to repurchase Interests on more than two occasions during any one Fiscal Year unless it has received an opinion of counsel to the effect that such more frequent offers would not cause any adverse tax consequences to the Company or the Members. In determining whether to cause the Company to repurchase Interests or portions thereof pursuant to written tenders, the Board of Managers shall consider the recommendation of the Adviser, and shall also consider the following factors, among others:

                  (1) whether any Members have requested to tender Interests or portions thereof to the Company;

                  (2)   the liquidity of the Company's assets;

                  (3) the investment plans and working capital requirements of the Company;

                  (4) the relative economies of scale with respect to the size of the Company;

                  (5) the history of the Company in repurchasing Interests or portions thereof;

                  (6)   the economic condition of the securities markets; and

                  (7) the anticipated tax consequences of any proposed repurchases of Interests or portions thereof.

The Board of Managers shall cause the Company to repurchase Interests or portions thereof pursuant to written tenders only on terms fair to the Company and to all Members or one or more classes of Members (including persons holding Interests acquired from Members), as applicable.

            (b) A Member who tenders for repurchase only a portion of such Member's Interest shall be required to maintain a Capital Account balance equal to the greater of (i) $150,000, net of the Incentive Allocation, if any, that would be debited against such Capital Account if the date of repurchase of such Interest or portion thereof were a date on which an Incentive Allocation would otherwise be made (the "Tentative Incentive Allocation") or (ii) the amount of the Tentative Incentive Allocation.

            (c) The Adviser may tender its Interest or a portion thereof as a Member or Special Advisory Member of the Company under Section 4.6(a) hereof.

            (d) If the Adviser's status as Special Advisory Member is terminated pursuant to Section 4.1 hereof, it (or its trustee or other legal representative) may, by written notice to the Board of Managers within 60 days of the effective date of such termination, tender to the Company for repurchase all or any portion of its Special Advisory Account. Not later than thirty (30) days after the receipt of such notice, the Board of Managers shall cause such tendered portion of the Special Advisory Account to be repurchased by the Company for cash.

            (e) The Board of Managers may cause the Company to repurchase an Interest or portion thereof of a Member or any person acquiring an Interest or portion thereof from or through a Member in the event that the Board of Managers determines or has reason to believe that:

                  (1) such an Interest or portion thereof has been transferred in violation of Section 4.4 hereof, or such an Interest or portion thereof has vested in any person by operation of law as the result of the death, dissolution, bankruptcy or incompetency of a Member;

                  (2) ownership of such an Interest by a Member or other person will cause the Company to be in violation of, or require registration of any Interest or portion thereof under, or subject the Company to additional registration or regulation under, the securities laws of the United States or any other relevant jurisdiction;

                  (3) continued ownership of such an Interest may be harmful or injurious to the business or reputation of the Company, the Managers or the Adviser, or may subject the Company or any of the Members to an undue risk of adverse tax or other fiscal consequences;

                  (4) any of the representations and warranties made by a Member in connection with the acquisition of an Interest or portion thereof was not true when made or has ceased to be true; or

                  (5) it would be in the best interests of the Company, as determined by the Board of Managers in its absolute discretion, for the Company to repurchase such an Interest or portion thereof.

            (f) Repurchases of Interests or portions thereof by the Company shall be payable promptly after the expiration date of such repurchase in accordance with the terms of the Company's repurchase offer. Payment of the purchase price shall consist of: (i) cash in an aggregate amount equal to such percentage, as may be determined by the Board of Managers, of the estimated unaudited net asset value of Interests repurchased by the Company determined as of the expiration date of such repurchase (the "Cash Payment"); and, if determined to be necessary or appropriate by the Board of Managers, (ii) a promissory note entitling the holder thereof to a contingent payment equal to the excess, of any, of (x) the net asset value of the Interests repurchased by the Company as of the expiration date of such repurchases, determined based on the audited financial statements of the Company for the Fiscal Year in which such repurchases were effective, over (y) the Cash Payment. Notwithstanding anything in the foregoing to the contrary, the Board of Managers, in its discretion, may pay any portion of the purchase price in marketable Securities (or any combination of marketable Securities and cash) having a value, determined as of the date of repurchase, equal to the amount to be repurchased. All such repurchases shall be subject to any and all conditions as the Board of Managers may impose in its sole discretion. The amount due to any Member whose Interest or portion thereof is repurchased shall be equal to the value of such Member's Capital Account or portion thereof as applicable as of the effective date of repurchase, after giving effect to all allocations to be made to such Member's Capital Account as of such date.


                                    ARTICLE V

                                     CAPITAL

      5.1   CONTRIBUTIONS TO CAPITAL.

            (a) The minimum initial contribution of each Member to the capital of the Company shall be such amount as the Board of Managers, in its discretion, may determine from time to time, but in no event shall be less than $150,000. The amount of the initial contribution of each Member shall be recorded on the books and records of the Company upon acceptance as a contribution to the capital of the Company. The Managers shall not be entitled to make voluntary contributions of capital to the Company as Managers of the Company, but may make voluntary contributions to the capital of the Company as Members. The Adviser may make voluntary contributions to the capital of the Company as a Member.

            (b) The Members and the Adviser, as a Member, may make additional contributions to the capital of the Company of at least $25,000, effective as of such times as the Board of Managers, in its discretion, may permit, subject to
Section 2.7 hereof, but no Member
shall be obligated to make any additional contribution to the capital of the Company except to the extent provided in Section 5.7 hereof.

            (c) Except as otherwise permitted by the Board of Managers, (i) initial and any additional contributions to the capital of the Company by any Member shall be payable in cash or in such Securities that the Board of Managers, in its absolute discretion, may agree to accept on behalf of the Company, and (ii) initial and any additional contributions in cash shall be payable in readily available funds at the date of the proposed acceptance of the contribution. The Company shall charge each Member making a contribution in Securities to the capital of the Company such amount as may be determined by the Board of Managers not exceeding 2% of the value of such contribution in order to reimburse the Company for any costs incurred by the Company by reason of accepting such Securities, and any such charge shall be due and payable by the contributing Member in full at the time the contribution to the capital of the Company to which such charges relate is due. The value of contributed Securities shall be determined in accordance with Section 7.3 hereof as of the date of contribution.

            (d) The minimum initial and additional contributions set forth in
(a) and (b) of this Section 5.1 may be reduced by the Board of Managers.

      5.2   RIGHTS OF MEMBERS TO CAPITAL.

            No Member shall be entitled to interest on his contribution to the capital of the Company, nor shall any Member be entitled to the return of any capital of the Company except (i) upon the repurchase by the Company of a part or all of such Member's Interest pursuant to Section 4.6 hereof, (ii) pursuant to the provisions of Section 5.7(c) hereof or (iii) upon the liquidation of the Company's assets pursuant to Section 6.2 hereof. No Member shall be liable for the return of any such amounts. No Member shall have the right to require partition of the Company's property or to compel any sale or appraisal of the Company's assets.

      5.3   CAPITAL ACCOUNTS.

            (a) The Company shall maintain a separate Capital Account for each Member.

            (b) Each Member's Capital Account shall have an initial balance equal to the amount of cash and the value of any Securities (determined in accordance with Section 7.3 hereof) constituting such Member's initial contribution to the capital of the Company, or, in the case of Members who were limited partners of the Partnership before the Conversion, such Member's initial contribution to the capital of the Partnership.

            (c) Each Member's Capital Account shall be increased by the sum of
(i) the amount of cash and the value of any Securities (determined in accordance with Section 7.3 hereof) constituting additional contributions by such Member to the capital of the Company permitted pursuant to Section 5.1 hereof, plus (ii) all amounts credited to such Member's Capital Account pursuant to Sections 5.4 through 5.7 or 5.9 hereof.

            (d) Each Member's Capital Account shall be reduced by the sum of (i) the amount of any repurchase of the Interest, or portion thereof, of such Member or distributions to such Member pursuant to Sections 4.6, 5.11 or 6.2 hereof which are not reinvested, plus (ii) any amounts debited against such Capital Account pursuant to Sections 5.4 through 5.9 hereof.

            (e) The Company shall maintain a Special Advisory Account for the Adviser in its capacity as Special Advisory Member solely for purposes of receiving the Incentive Allocation pursuant to Section 5.8 hereof. The Special Advisory Account shall have an initial balance of zero.

      5.4   ALLOCATION OF NET PROFIT AND LOSS.

            As of the last day of each Fiscal Period, any Net Profit or Net Loss for the Fiscal Period shall be allocated among and credited to or debited against the Capital Accounts of the Members in accordance with their respective Investment Percentages for such Fiscal Period.

      5.5   ALLOCATION OF INSURANCE PREMIUMS AND PROCEEDS.

            (a) Any premiums payable by the Company for Insurance purchased pursuant to Section 3.8(d) hereof shall be apportioned evenly over each Fiscal Period or portion thereof falling within the period to which such premiums relate under the terms of such Insurance, and the portion of the premiums so apportioned to any Fiscal Period shall be allocated among and debited against the Capital Accounts of each Member who is a member of the Company during such Fiscal Period in accordance with such Member's Investment Percentage for such Fiscal Period.

            (b) Proceeds, if any, to which the Company may become entitled pursuant to such Insurance shall be allocated among and credited to the Capital Accounts of each Member who is a member of the Company during the Fiscal Period in which the event which gives rise to recovery of proceeds occurs in accordance with such Member's Investment Percentage for such Fiscal Period.

      5.6   ALLOCATION OF CERTAIN WITHHOLDING TAXES AND OTHER EXPENDITURES.

            (a) If the Company incurs a withholding tax or other tax obligation with respect to the share of Company income allocable to any Member, then the Board of Managers, without limitation of any other rights of the Company or the Managers, shall cause the amount of such obligation to be debited against the Capital Account of such Member when the Company pays such obligation, and any amounts then or thereafter distributable to such Member shall be reduced by the amount of such taxes. If the amount of such taxes is greater than any such distributable amounts, then such Member and any successor to such Member's Interest shall pay to the Company as a contribution to the capital of the Company, upon demand of the Board of Managers, the amount of such excess. The Board of Managers shall not be obligated to apply for or obtain a reduction of or exemption from withholding tax on behalf of any Member that may be eligible for such reduction or exemption; provided, that in the event that the Board of Managers determines that a Member is eligible for a refund of any withholding tax, the Board of Managers may, at the request and expense of such Member, assist such Member in applying for such refund.

            (b) Except as otherwise provided for in this Agreement and unless prohibited by the 1940 Act, any expenditures payable by the Company, to the extent determined by the Board of Managers to have been paid or withheld on behalf of, or by reason of particular circumstances applicable to, one or more but fewer than all of the Members, shall be charged to only those Members on whose behalf such payments are made or whose particular circumstances gave rise to such payments. Such charges shall be debited from the Capital Accounts of such Members as of the close of the Fiscal Period during which any such items were paid or accrued by the Company.

      5.7   RESERVES.

            (a) Appropriate reserves may be created, accrued and charged against Net Assets and proportionately against the Capital Accounts of the Members for contingent liabilities, if any, as of the date any such contingent liability becomes known to the Adviser or the Board of Managers, such reserves to be in the amounts which the Board of Managers, in its sole discretion, deems necessary or appropriate. The Board of Managers may increase or reduce any such reserves from time to time by such amounts as the Board of Managers, in its sole discretion, deems necessary or appropriate. The amount of any such reserve, or any increase or decrease therein, shall be proportionately charged or credited, as appropriate, to the Capital Accounts of those parties who are Members at the time when such reserve is created, increased or decreased, as the case may be; provided, however, that if any such individual reserve item, adjusted by any increase therein, exceeds the lesser of $500,000 or 1% of the aggregate value of the Capital Accounts of all such Members, the amount of such reserve, increase, or decrease shall instead be charged or credited to those parties who were Members at the time, as determined by the Board of Managers, in its sole discretion, of the act or omission giving rise to the contingent liability for which the reserve was established, increased or decreased in proportion to their Capital Accounts at that time.

            (b) If at any time an amount is paid or received by the Company (other than contributions to the capital of the Company, distributions or repurchases of Interests or portions thereof) and such amount exceeds the lesser of $500,000 or 1% of the aggregate value of the Capital Accounts of all Members at the time of payment or receipt and such amount was not accrued or reserved for but would nevertheless, in accordance with the Company's accounting practices, be treated as applicable to one or more prior Fiscal Periods, then such amount shall be proportionately charged or credited, as appropriate, to those parties who were Members during such prior Fiscal Period or Periods.

            (c) If any amount is required by paragraph (a) or (b) of this
Section 5.7 to be charged or credited to a party who is no longer a Member, such amount shall be paid by or to such party, as the case may be, in cash, with interest from the date on which the Board of Managers determines that such charge or credit is required. In the case of a charge, the former Member shall be obligated to pay the amount of the charge, plus interest as provided above, to the Company on demand; provided, however, that (i) in no event shall a former Member be obligated to make a payment exceeding the amount of such Member's Capital Account at the time to which the charge relates; and (ii) no such demand shall be made after the expiration of three years since the date on which such party ceased to be a Member. To the extent that a former Member fails to pay to the Company, in full, any amount required to be charged to such former Member pursuant to paragraph

(a) or (b), whether due to the expiration of the applicable limitation period or for any other reason whatsoever, the deficiency shall be charged proportionately to the Capital Accounts of the Members at the time of the act or omission giving rise to the charge to the extent feasible, and otherwise proportionately to the Capital Accounts of the current Members.

      5.8   INCENTIVE ALLOCATION.

            (a) So long as the Adviser serves as the Special Advisory Member of the Company, the Incentive Allocation shall be debited against the Capital Account of each Member as of the last day of each Allocation Period with respect to such Member and the amount so debited shall simultaneously be credited to the Special Advisory Account or, subject to compliance with the 1940 Act and the Advisers Act, to the Capital Accounts of such Members who are directors, officers or employees of CIBC WM or its Affiliates, or with respect to which such directors, officers or employees are the sole beneficial owners, as have been designated in any written notice delivered by the Adviser to the Board of Managers within 90 days after the close of such Allocation Period.

            (b) By the last business day of the month following the date on which an Incentive Allocation is made, the Special Advisory Member may withdraw up to 100% of the Incentive Allocation (computed on the basis of unaudited data) that was credited to the Special Advisory Account. Within 30 days after the completion of the audit of the books of the Company for the year in which allocations to the Special Advisory Account are made, the Company shall pay to the Special Advisory Member any additional amount of Incentive Allocation determined to be owed to the Special Advisory Member based on the audit, and the Special Advisory Member shall pay to the Company any excess amount of Incentive Allocation determined to be owed to the Company.

      5.9   ALLOCATION OF ORGANIZATIONAL EXPENSES.

            (a) As of the first Expense Allocation Date, Organizational Expenses shall be allocated among and debited against the Capital Accounts of the Members in accordance with their respective Capital Percentages on such Expense Allocation Date.

            (b) As of each Expense Allocation Date following the first Expense Allocation Date, all amounts previously debited against the Capital Account of a Member pursuant to this Section 5.9 on the preceding Expense Allocation Date will be credited to the Capital Account of such Member, and Organizational Expenses shall then be re-allocated among and debited against the Capital Accounts of all Members in accordance with their respective Capital Percentages on such Expense Allocation Date.

      5.10  TAX ALLOCATIONS.

            For each fiscal year, items of income, deduction, gain, loss or credit shall be allocated for income tax purposes among the Members in such manner as to reflect equitably amounts credited or debited to each Member's Capital Account for the current and prior fiscal years (or relevant portions thereof). Allocations under this Section 5.10 shall be made pursuant to the principles of Sections 704(b) and 704(c) of the Code, and in conformity with Regulations Sections 1.704-1(b)(2)(iv)(f), 1.704-1(b)(4)(i) and 1.704-3(e)
promulgated thereunder, as applicable, or the successor provisions to such Section and Regulations. Notwithstanding anything to the contrary in this Agreement, there shall be allocated to the Members such gains or income as shall be necessary to satisfy the "qualified income offset" requirement of Treasury Regulation Section 1.704-1(b)(2)(ii)(d).

            If the Company realizes capital gains (including short-term capital gains) for Federal income tax purposes ("gains") for any fiscal year during or as of the end of which one or more Positive Basis Members (as hereinafter defined) withdraw from the Company pursuant to Articles IV or VI, the Board of Managers, unless otherwise determined by the Board of Managers, in its sole discretion, shall allocate such gains as follows: (i) to allocate such gains among such Positive Basis Members, pro rata in proportion to the respective Positive Basis (as hereinafter defined) of each such Positive Basis Member, until either the full amount of such gains shall have been so allocated or the Positive Basis of each such Positive Basis Member shall have been eliminated and
(ii) to allocate any gains not so allocated to Positive Basis Members to the other Members in such manner as shall equitably reflect the amounts allocated to such Members' Capital Accounts pursuant to Section 5.3; provided, however, that if, following such fiscal year, the Company realizes gains from a sale of Securities the proceeds of which are designated on the Company's books and records as being used to effect payments of all or part of the interest in the Company of any Positive Basis Member, there shall be allocated to any Positive Basis Member an amount of such gains equal to the amount, if any, by which his or its Positive Basis as of the effective date of his or its withdrawal exceeds the amount allocated to him or it pursuant to clause (i) of this sentence.

            If the Company realizes capital losses (including long-term capital losses) for Federal income tax purposes ("losses") for any fiscal year during or as of the end of which one or more Negative Basis Members (as hereinafter defined) withdraw from the Company pursuant to Articles IV or VI, the Board of Managers, unless otherwise determined by the Board of Managers, in its sole discretion, shall allocate such losses as follows: (i) to allocate such losses among such Negative Basis Members, pro rata in proportion to the respective Negative Basis (as hereinafter defined) of each such Negative Basis Member, until either the full amount of such losses shall have been so allocated or the Negative Basis of each such Negative Basis Member shall have been eliminated and
(ii) to allocate any losses not so allocated to Negative Basis Members to the other Members in such manner as shall equitably reflect the amounts allocated to such Members' Capital Accounts pursuant to Section 5.3; provided, however, that if, following such fiscal year, the Company realizes losses from a sale of Securities the proceeds of which are designated on the Company's books and records as being used to effect payments of all or part of the interest in the Company of any Negative Basis Member, there shall be allocated to any Negative Basis Member an amount of such losses equal to the amount, if any by which his or its Negative Basis as of the effective date of his or its withdrawal exceeds the amount allocated to him or it pursuant to clause (i) of this sentence.

            As used herein, (i) the term "Positive Basis" shall mean, with respect to any Member and as of any time of calculation, the amount by which its interest in the Company as of such time exceeds its "adjusted tax basis," for Federal income tax purposes, in its interest in the

Company as of such time (determined without regard to any adjustments made to such "adjusted tax basis" by reason of any transfer or assignment of such interest, including by reason of death, and without regard to such Member's share of the liabilities of the Company under Section 752 of the Code), and (ii) the term "Positive Basis Member" shall mean any Member who withdraws from the Company and who has Positive Basis as of the effective date of its withdrawal, but such Member shall cease to be a Positive Basis Member at such time as it shall have received allocations pursuant to clause (i) of the second paragraph of this Section 5.10 equal to its Positive Basis as of the effective date of its withdrawal.

            As used herein, (i) the term "Negative Basis" shall mean, with respect to any Member and as of any time of calculation, the amount by which its interest in the Company as of such time is less than its "adjusted tax basis," for Federal income tax purposes, in its interest in the Company as of such time (determined without regard to any adjustments made to such "adjusted tax basis" by reason of any transfer or assignment of such interest, including by reason of death, and without regard to such Member's share of the liabilities of the Company under Section 752 of the Code), and (ii) the term "Negative Basis Member" shall mean any Member who withdraws from the Company and who has Negative Basis as of the effective date of its withdrawal, but such Member shall cease to be a Negative Basis Member at such time as it shall have received allocations pursuant to clause (i) of the third paragraph of this Section. 5.10 equal to its Negative Basis as of the effective date of its withdrawal.

            Notwithstanding anything to the contrary in the foregoing, if the Company realizes taxable gains in any fiscal year with respect to which the Special Advisory Member is entitled to an Incentive Allocation under Section 5.8 hereof, the Board of Managers (at the request of the Special Advisory Member) may specially allocate such gains to the Special Advisory Member in an amount by which the Incentive Allocation exceeds the Special Advisory Member's "adjusted tax basis" (determined without regard to any allocation to be made pursuant to this paragraph) in its interest in the Company as of the time it withdraws such Incentive Allocation. The Special Advisory Member's "adjusted tax basis", for these purposes, shall be increased by any amount of the Incentive Allocation withdrawal which it elects to contribute as a Member to the Company as of the date of the withdrawal of the Incentive Allocation.

      5.11  DISTRIBUTIONS.

            (a) The Board of Managers, in its sole discretion, may authorize the Company to make distributions in cash at any time to all of the Members on a pro rata basis in accordance with the Members' Investment Percentages.

            (b) The Board of Managers may withhold taxes from any distribution to any Member to the extent required by the Code or any other applicable law. For purposes of this Agreement, any taxes so withheld by the Company with respect to any amount distributed by the Company to any Member shall be deemed to be a distribution or payment to such Member, reducing the amount otherwise distributable to such Member pursuant to this Agreement and reducing the Capital Account of such Member.

      5.12  FOREIGN WITHHOLDING.

            Notwithstanding any provision of this Agreement to the contrary, the Board of Managers shall withhold and pay over to the Internal Revenue Service, pursuant to Section 1441, 1442, 1445 or 1446 of the Code, or any successor provisions, at such times as required by such Sections, such amounts as the Company is required to withhold under such Sections, as from time to time are in effect. To the extent that a foreign Member claims to be entitled to a reduced rate of, or exemption from, U.S. withholding tax pursuant to an applicable income tax treaty, or otherwise, the foreign Member shall furnish the Board of Managers with such information and forms as such foreign Member may be required to complete where necessary to comply with any and all laws and regulations governing the obligations of withholding tax agents. Each foreign Member represents and warrants that any such information and forms furnished by such foreign Member shall be true and accurate and agrees to indemnify the Company and each of the Members from any and all damages, costs and expenses resulting from the filing of inaccurate or incomplete information or forms relating to such withholding taxes.

                  Any amount of withholding taxes withheld and paid over by the Board of Managers with respect to a foreign Member's distributive share of the Company's gross income, income or gain shall be treated as a distribution to such foreign Member and shall be charged against the Capital Account of such foreign Member.


                                   ARTICLE VI

                           DISSOLUTION AND LIQUIDATION


      6.1   DISSOLUTION.

            The Company shall be dissolved:

                  (1)   upon the affirmative vote to dissolve the Company by:
                        (i) the Board of Managers or (ii) Members holding at least two-thirds (2/3) of the total number of votes eligible to be cast by all Members;

                  (2) upon the failure of Members to elect a successor Manager at a meeting called by the Adviser in accordance with
                        Section 2.6(c) hereof when no Manager remains to continue the business of the Company;

                  (3) upon the expiration of any two year period which commences on the date on which any Member has submitted a written notice to the Company requesting to tender its entire Interest for repurchase by the Company if such Interest has not been repurchased by the Company;

                  (4)   as required by operation of law.

Dissolution of the Company shall be effective on the later of the day on which the event giving rise to the dissolution shall occur or the conclusion of any applicable 60 day period during which the Board of Managers and Members may elect to continue the business of the Company as provided above, but the Company shall not terminate until the assets of the Company have been liquidated in accordance with Section 6.2 hereof and the Certificate has been canceled.

      6.2   LIQUIDATION OF ASSETS.

            (a) Upon the dissolution of the Company as provided in Section 6.1 hereof, the Board of Managers shall promptly appoint the Administrator as the liquidator and the Administrator shall liquidate the business and administrative affairs of the Company, except that if the Board of Managers does not appoint the Administrator as the liquidator or the Administrator is unable to perform this function, a liquidator elected by Members holding a majority of the total number of votes eligible to be cast by all Members shall promptly liquidate the business and administrative affairs of the Company. Net Profit and Net Loss during the period of liquidation shall be allocated pursuant to Section 5.4 hereof. The proceeds from liquidation (after establishment of appropriate reserves for contingencies in such amount as the Board of Managers or liquidator shall deem appropriate in its sole discretion as applicable) shall be distributed in the following manner:

                  (1) the debts of the Company, other than debts, liabilities or obligations to Members, and the expenses of liquidation (including legal and accounting expenses incurred in connection therewith), up to and including the date that distribution of the Company's assets to the Members has been completed, shall first be paid on a pro rata basis;

                  (2) such debts, liabilities or obligations as are owing to the Members shall next be paid in their order of seniority and on a pro rata basis;

                  (3) The Special Advisory Member shall next be paid any balance in the Special Advisory Account after giving effect to the Incentive Allocation, if any, to be made pursuant to Section 5.8 hereof; and

                  (4) the Members shall next be paid on a pro rata basis the positive balances of their respective Capital Accounts after giving effect to all allocations to be made to such Members' Capital Accounts for the Fiscal Period ending on the date of the distributions under this
                        Section 6.2(a)(3).

            (b) Anything in this Section 6.2 to the contrary notwithstanding, upon dissolution of the Company, the Board of Managers or other liquidator may distribute ratably in kind any assets of the Company; provided, however, that if any in-kind distribution is to be made (i) the assets distributed in kind shall be valued pursuant to Section 7.3 hereof as of the actual date of their distribution and charged as so valued and distributed against amounts to be paid under Section

6.2(a) above, and (ii) any profit or loss attributable to property distributed in-kind shall be included in the Net Profit or Net Loss for the Fiscal Period ending on the date of such distribution.


                                   ARTICLE VII

                  ACCOUNTING, VALUATIONS AND BOOKS AND RECORDS


      7.1   ACCOUNTING AND REPORTS.

            (a) The Company shall adopt for tax accounting purposes any accounting method which the Board of Managers shall decide in its sole discretion is in the best interests of the Company. The Company's accounts shall be maintained in U.S. currency.

            (b) After the end of each taxable year, the Company shall furnish to each Member such information regarding the operation of the Company and such Member's Interest as is necessary for Members to complete federal, state and local income tax or information returns and any other tax information required by federal, state or local law.

            (c) Except as otherwise required by the 1940 Act, or as may otherwise be permitted by rule, regulation or order, within 60 days after the close of the period for which a report required under this Section 7.1(c) is being made, the Company shall furnish to each Member a semi-annual report and an annual report containing the information required by such Act. The Company shall cause financial statements contained in each annual report furnished hereunder to be accompanied by a certificate of independent public accountants based upon an audit performed in accordance with generally accepted accounting principles. The Company may furnish to each Member such other periodic reports as it deems necessary or appropriate in its discretion.

      7.2   DETERMINATIONS BY THE BOARD OF MANAGERS.

            (a) All matters concerning the determination and allocation among the Members of the amounts to be determined and allocated pursuant to Article V hereof, including any taxes thereon and accounting procedures applicable thereto, shall be determined by the Board of Managers unless specifically and expressly otherwise provided for by the provisions of this Agreement or required by law, and such determinations and allocations shall be final and binding on all the Members.

            (b) The Board of Managers may make such adjustments to the computation of Net Profit or Net Loss, the Allocation Change with respect to any Member, or any components comprising any of the foregoing as it considers appropriate to reflect fairly and accurately the financial results of the Company and the intended allocation thereof among the Members.

      7.3   VALUATION OF ASSETS.

            (a) Except as may be required by the 1940 Act, the Board of Managers shall value or have valued any Securities or other assets and liabilities of the Company as of the close of business on the last day of each Fiscal Period in accordance with such valuation procedures as shall be established from time to time by the Board of Managers and which conform to the requirements of the 1940 Act. In determining the value of the assets of the Company, no value shall be placed on the goodwill or name of the Company, or the office records, files, statistical data or any similar intangible assets of the Company not normally reflected in the Company's accounting records, but there shall be taken into consideration any items of income earned but not received, expenses incurred but not yet paid, liabilities, fixed or contingent, and any other prepaid expenses to the extent not otherwise reflected in the books of account, and the value of options or commitments to purchase or sell Securities or commodities pursuant to agreements entered into prior to such valuation date.

            (b) The value of Securities and other assets of the Company and the net worth of the Company as a whole determined pursuant to this Section 7.3 shall be conclusive and binding on all of the Members and all parties claiming through or under them.


                                  ARTICLE VIII

                            MISCELLANEOUS PROVISIONS


      8.1   AMENDMENT OF LIMITED LIABILITY COMPANY AGREEMENT.

            (a) Except as otherwise provided in this Section 8.1, this Agreement may be amended, in whole or in part, with: (i) the approval of the Board of Managers (including the vote of a majority of the Independent Managers, if required by the 1940 Act) and (ii) if required by the 1940 Act, the approval of the Members by such vote as is required by the 1940 Act.

            (b) Any amendment that would:

                  (1) increase the obligation of a Member to make any contribution to the capital of the Company;

                  (2) reduce the Capital Account of a Member or Special Advisory Account other than in accordance with Article V; or

                  (3) modify the events causing the dissolution of the Company;

may be made only if (i) the written consent of each Member adversely affected thereby is obtained prior to the effectiveness thereof or (ii) such amendment does not become effective until (A) each Member has received written notice of such amendment and (B) any Member objecting to such amendment has been afforded a reasonable opportunity (pursuant to such procedures as may be prescribed by the Board of Managers) to tender his entire Interest for repurchase by the Company.

            (c) The power of the Board of Managers to amend this Agreement at any time without the consent of the other Members as set forth in paragraph (a) of this Section 8.1 shall specifically include the power to:

                  (1) restate this Agreement together with any amendments hereto which have been duly adopted in accordance herewith to incorporate such amendments in a single, integrated document;

                  (2) amend this Agreement (other than with respect to the matters set forth in Section 8.1(b) hereof) to effect compliance with any applicable law or regulation, including but not limited to, to satisfy the requirements, or to reflect any relaxation of such requirements in the future, of the Bank Holding Company Act or other U.S. or Canadian banking laws, or any regulations, guidelines or policies or interpretations of the banking regulatory agencies or the staff thereof, or to cure any ambiguity or to correct or supplement any provision hereof which may be inconsistent with any other provision hereof, provided that such action does not adversely affect the rights of any Member in any material respect; and

                  (3) amend this Agreement to make such changes as may be necessary or advisable to ensure that the Partnership will not be treated as an association taxable as a corporation or as a publicly traded partnership as defined in Section 7704(b) of the Code.

            (d) The Board of Managers shall cause written notice to be given of any amendment to this Agreement (other than any amendment of the type contemplated by clause (1) of Section 8.1(c) hereof) to each Member, which notice shall set forth (i) the text of the amendment or (ii) a summary thereof and a statement that the text thereof will be furnished to any Member upon request.

      8.2   SPECIAL POWER OF ATTORNEY.

            (a) Each Member hereby irrevocably makes, constitutes and appoints each Manager, acting severally, and any liquidator of the Company's assets appointed pursuant to Section 6.2 hereof with full power of substitution, the true and lawful representatives and attorneys-in-fact of, and in the name, place and stead of, such Member, with the power from time to time to make, execute, sign, acknowledge, swear to, verify, deliver, record, file and/or publish:

                  (1) any amendment to this Agreement which complies with the provisions of this Agreement (including the provisions of Section 8.1 hereof);

                  (2) any amendment to the Certificate required because this Agreement is amended, including, without limitation, an amendment to effectuate any change in the membership of the Company; and

                  (3) all such other instruments, documents and certificates which, in the opinion of legal counsel to the Company, may from time to time be required by the laws of the United States of America, the State of Delaware or any other jurisdiction in which the Company shall determine to do business, or any political subdivision or agency thereof, or which such legal counsel may deem necessary or appropriate to effectuate, implement and continue the valid existence and business of the Company as a limited liability company under the Delaware Act.

            (b) Each Member is aware that the terms of this Agreement permit certain amendments to this Agreement to be effected and certain other actions to be taken or omitted by or with respect to the Company without such Member's consent. If an amendment to the Certificate or this Agreement or any action by or with respect to the Company is taken in the manner contemplated by this Agreement, each Member agrees that, notwithstanding any objection which such Member may assert with respect to such action, the attorneys-in-fact appointed hereby are authorized and empowered, with full power of substitution, to exercise the authority granted above in any manner which may be necessary or appropriate to permit such amendment to be made or action lawfully taken or omitted. Each Member is fully aware that each Member will rely on the effectiveness of this special power-of-attorney with a view to the orderly administration of the affairs of the Company.

            (c) This power-of-attorney is a special power-of-attorney and is coupled with an interest in favor of each of the Managers and as such:

                  (1) shall be irrevocable and continue in full force and effect notwithstanding the subsequent death or incapacity of any party granting this power-of-attorney, regardless of whether the Company or Board of Managers shall have had notice thereof; and

                  (2) shall survive the delivery of a Transfer by a Member of the whole or any portion of such Member's Interest, except that where the transferee thereof has been approved by the Board of Managers for admission to the Company as a substituted Member, this power-of-attorney given by the transferor shall survive the delivery of such assignment for the sole purpose of enabling the Board of Managers to execute, acknowledge and file any instrument necessary to effect such substitution.

      8.3   NOTICES.

            Notices which may or are required to be provided under this Agreement shall be made, if to a Member, by regular mail, or if to the Board of Managers or the Adviser, by hand delivery, registered or certified mail return receipt requested, commercial courier service, telex or telecopier, and shall be addressed to the respective parties hereto at their addresses as set forth in the books and records of the Company. Notices shall be deemed to have been provided when delivered by hand, on the date indicated as the date of receipt on a return receipt or when received if sent by regular mail, commercial courier service, telex or telecopier. A document that is not a notice and that is required to be provided under this Agreement by any party to another party may be delivered by any reasonable means.

      8.4   AGREEMENT BINDING UPON SUCCESSORS AND ASSIGNS.

            This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, successors, assigns, executors, trustees or other legal representatives, but the rights and obligations of the parties hereunder may not be Transferred or delegated except as provided in this Agreement and any attempted Transfer or delegation thereof which is not made pursuant to the terms of this Agreement shall be void.

      8.5   APPLICABILITY OF 1940 ACT AND FORM N-2.

            The parties hereto acknowledge that this Agreement is not intended to, and does not, set forth the substantive provisions contained in the 1940 Act and the Form N-2 which affect numerous aspects of the conduct of the Company's business and of the rights, privileges and obligations of the Members. Each provision of this Agreement shall be subject to and interpreted in a manner consistent with the applicable provisions of the 1940 Act and the Form N-2.

      8.6   CHOICE OF LAW; ARBITRATION.

            (a) Notwithstanding the place where this Agreement may be executed by any of the parties hereto, the parties expressly agree that all the terms and provisions hereof shall be construed under the laws of the State of Delaware, including the Delaware Act without regard to the conflict of law principles of such State.

            (b) UNLESS OTHERWISE AGREED IN WRITING, EACH MEMBER AND THE SPECIAL ADVISORY MEMBER AGREE TO SUBMIT ALL CONTROVERSIES ARISING BETWEEN MEMBERS OR ONE OR MORE MEMBERS OR THE SPECIAL ADVISORY MEMBER AND THE COMPANY TO ARBITRATION IN ACCORDANCE WITH THE PROVISIONS SET FORTH BELOW AND UNDERSTANDS THAT:

                  (1)   ARBITRATION IS FINAL AND BINDING ON THE PARTIES;

                  (2) THEY ARE WAIVING THEIR RIGHT TO SEEK REMEDIES IN COURT, INCLUDING THE RIGHT TO A JURY TRIAL;

                  (3) PRE-ARBITRATION DISCOVERY IS GENERALLY MORE LIMITED AND DIFFERENT FROM COURT PROCEEDINGS;

                  (4) THE ARBITRATOR'S AWARD IS NOT REQUIRED TO INCLUDE FACTUAL FINDINGS OR LEGAL REASONING AND A PARTY'S RIGHT TO APPEAL OR TO SEEK MODIFICATION OF RULINGS BY ARBITRATORS IS STRICTLY LIMITED; AND

                  (5) THE PANEL OF ARBITRATORS WILL TYPICALLY INCLUDE A MINORITY OF ARBITRATORS WHO WERE OR ARE AFFILIATED WITH THE SECURITIES INDUSTRY.

            (c) ALL CONTROVERSIES THAT MAY ARISE AMONG MEMBERS AND ONE OR MORE MEMBERS OR THE SPECIAL ADVISORY MEMBER AND THE COMPANY CONCERNING THIS AGREEMENT SHALL BE DETERMINED BY ARBITRATION IN NEW YORK CITY IN ACCORDANCE WITH THE FEDERAL ARBITRATION ACT, TO THE FULLEST EXTENT PERMITTED BY LAW. ANY ARBITRATION UNDER THIS AGREEMENT SHALL BE DETERMINED BEFORE AND IN ACCORDANCE WITH THE RULES THEN OBTAINING OF EITHER THE NEW YORK STOCK EXCHANGE, INC. (THE "NYSE") OR THE NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC. (THE "NASD"), AS THE MEMBER OR SPECIAL ADVISORY MEMBER OR ENTITY INSTITUTING THE ARBITRATION MAY ELECT. IF THE NYSE OR NASD DOES NOT ACCEPT THE ARBITRATION FOR CONSIDERATION, THE ARBITRATION SHALL BE SUBMITTED TO, AND DETERMINED IN ACCORDANCE WITH THE RULES THEN OBTAINING OF, THE CENTER FOR PUBLIC RESOURCES, INC. IN NEW YORK CITY. JUDGMENT ON ANY AWARD OF ANY SUCH ARBITRATION MAY BE ENTERED IN THE SUPREME COURT OF THE STATE OF NEW YORK OR IN ANY OTHER COURT HAVING JURISDICTION OF THE PERSON OR PERSONS AGAINST WHOM SUCH AWARD IS RENDERED. ANY NOTICE OF SUCH ARBITRATION OR FOR THE CONFIRMATION OF ANY AWARD IN ANY ARBITRATION SHALL BE SUFFICIENT IF GIVEN IN ACCORDANCE WITH THE PROVISIONS OF THIS AGREEMENT. EACH MEMBER AGREES THAT THE DETERMINATION OF THE ARBITRATORS SHALL BE BINDING AND CONCLUSIVE UPON THEM.

            (d) NO MEMBER SHALL BRING A PUTATIVE OR CERTIFIED CLASS ACTION TO ARBITRATION, NOR SEEK TO ENFORCE ANY PRE-DISPUTE ARBITRATION AGREEMENT AGAINST ANY PERSON WHO HAS INITIATED IN COURT A PUTATIVE CLASS ACTION; OR WHO IS A MEMBER OF A PUTATIVE CLASS WHO HAS NOT OPTED OUT OF THE CLASS WITH RESPECT TO ANY CLAIMS ENCOMPASSED BY THE PUTATIVE CLASS ACTION UNTIL: (i) THE CLASS CERTIFICATION IS DENIED; OR (ii) THE CLASS IS DECERTIFIED; OR (iii) THE MEMBER IS EXCLUDED FROM THE CLASS BY THE COURT. SUCH FORBEARANCE TO ENFORCE AN AGREEMENT TO ARBITRATE SHALL NOT CONSTITUTE A WAIVER OF ANY RIGHTS UNDER THIS AGREEMENT EXCEPT TO THE EXTENT STATED HEREIN.

      8.7   NOT FOR BENEFIT OF CREDITORS.

            The provisions of this Agreement are intended only for the regulation of relations among past, present and future Members, Managers, the Special Advisory Member and the Company. This Agreement is not intended for the benefit of non-Member creditors and no rights are granted to non-Member creditors under this Agreement.

      8.8   CONSENTS.

            Any and all consents, agreements or approvals provided for or permitted by this Agreement shall be in writing and a signed copy thereof shall be filed and kept with the books of the Company.

      8.9   MERGER AND CONSOLIDATION.

            (a) The Company may merge or consolidate with or into one or more limited liability companies formed under the Delaware Act or other business entities pursuant to an agreement of merger or consolidation which has been approved in the manner contemplated by Section 18-209(b) of the Delaware Act.

            (b) Notwithstanding anything to the contrary contained elsewhere in this Agreement, an agreement of merger or consolidation approved in accordance with Section 18-209(b) of the Delaware Act may, to the extent permitted by
Section 18-209(f) of the Delaware Act, (i) effect any amendment to this Agreement, (ii) effect the adoption of a new limited liability company agreement for the Company if it is the surviving or resulting limited liability company in the merger or consolidation, or (iii) provide that the limited liability company agreement of any other constituent limited liability company to the merger or consolidation (including a limited liability company formed for the purpose of consummating the merger or consolidation) shall be the limited liability company agreement of the surviving or resulting limited liability company.

      8.10  PRONOUNS.

            All pronouns shall be deemed to refer to the masculine, feminine, neuter, singular or plural, as the identity of the person or persons, firm or corporation may require in the context thereof.

      8.11  CONFIDENTIALITY.

            (a) A Member may obtain from the Company such information regarding the affairs of the Company as is just and reasonable under the Delaware Act, subject to reasonable standards (including standards governing what information and documents are to be furnished, at what time and location and at whose expense) established by the Board of Managers.

            (b) Each Member covenants that, except as required by applicable law or any regulatory body, it will not divulge, furnish or make accessible to any other person the name and/or address (whether business, residence or mailing) of any Member (collectively, "Confidential Information") without the prior written consent of the Board of Managers, which consent may be withheld in its sole discretion.

            (c) Each Member recognizes that in the event that this Section 8.11 is breached by any Member or any of its principals, partners, members, directors, officers, employees or agents or any of its affiliates, including any of such affiliates' principals, partners, members, directors, officers, employees or agents, irreparable injury may result to the non-breaching Members and the Company. Accordingly, in addition to any and all other remedies at law or in equity to which the non-breaching Members and the

Company may be entitled, such Members shall also have the right to obtain equitable relief, including, without limitation, injunctive relief, to prevent any disclosure of Confidential Information, plus reasonable attorneys' fees and other litigation expenses incurred in connection therewith. In the event that any non-breaching Member or the Company determines that any of the other Members or any of its principals, partners, members, directors, officers, employees or agents or any of its affiliates, including any of such affiliates' principals, partners, members, directors, officers, employees or agents should be enjoined from or required to take any action to prevent the disclosure of Confidential Information, each of the other non-breaching Members agrees to pursue in a court of appropriate jurisdiction such injunctive relief.

      8.12  CERTIFICATION OF NON-FOREIGN STATUS.

            Each Member or transferee of an Interest from a Member shall certify, upon admission to the Company and at such other times thereafter as the Board of Managers may request, whether he is a "United States Person" within the meaning of Section 7701(a)(30) of the Code on forms to be provided by the Company, and shall notify the Company within 30 days of any change in such Member's status. Any Member who shall fail to provide such certification when requested to do so by the Board of Managers may be treated as a non-United States Person for purposes of U.S. federal tax withholding.

      8.13  SEVERABILITY.

            If any provision of this Agreement is determined by a court of competent jurisdiction not to be enforceable in the manner set forth in this Agreement, each Member agrees that it is the intention of the Members that such provision should be enforceable to the maximum extent possible under applicable law. If any provisions of this Agreement are held to be invalid or unenforceable, such invalidation or unenforceability shall not affect the validity or enforceability of any other provision of this Agreement (or portion thereof).

      8.14  FILING OF RETURNS.

            The Board of Managers or its designated agent shall prepare and file, or cause the accountants of the Company to prepare and file, a Federal information tax return in compliance with Section 6031 of the Code and any required state and local income tax and information returns for each tax year of the Company.

      8.15  TAX MATTERS PARTNER.

            (a) A Manager who is a Member shall be designated on the Company's annual Federal income tax return, and have full powers and responsibilities, as the Tax Matters Partner of the Company for purposes of Section 6231(a)(7) of the Code. In the event that no Manager is a Member, a Member shall be so designated. Should any Member be designated as the Tax Matters Partner for the Company pursuant to Section 6231(a)(7) of the Code, it shall, and each Member hereby does, to the fullest extent permitted by law, delegate to a Manager selected by the Board of Managers all of its rights, powers and authority to act as such Tax Matters Partner and hereby constitutes and appoints such Manager as its true and lawful attorney-in-fact, with power to act in its name and on its behalf, including the power to act through such agents or attorneys as it shall elect or appoint, to receive notices, to make, execute and deliver, swear to, acknowledge and file any and all reports, responses and notices, and to do any and all things required or advisable, in the Manager's judgment, to be done by such a Tax Matters Partner. Any Member designated as the Tax Matters Partner for the Company under Section 6231(a)(7) of the Code shall be indemnified and held harmless by the Company from any and all liabilities and obligations that arise from or by reason of such designation.

            (b) Each person (for purposes of this Section 8.15, called a "Pass-Thru Partner") that holds or controls an interest as a Member on behalf of, or for the benefit of, another person or persons, or which Pass-Thru Partner is beneficially owned (directly or indirectly) by another person or persons, shall, within 30 days following receipt from the Tax Matters Partner of any notice, demand, request for information or similar document, convey such notice or other document in writing to all holders of beneficial interests in the Company holding such interests through such Pass-Thru Partner. In the event the Company shall be the subject of an income tax audit by any Federal, state or local authority, to the extent the Company is treated as an entity for purposes of such audit, including administrative settlement and judicial review, the Tax Matters Partner shall be authorized to act for, and its decision shall be final and binding upon, the Company and each Member thereof. All expenses incurred in connection with any such audit, investigation, settlement or review shall be borne by the Company.

      8.16  SECTION 754 ELECTION.

            In the event of a distribution of Company property to a Member or an assignment or other transfer (including by reason of death) of all or part of the interest of a Member in the Company, at the request of a Member, the Board of Managers, in its discretion, may cause the Company to elect, pursuant to
Section 754 of the Code, or the corresponding provision of subsequent law, to adjust the basis of the Company property as provided by Sections 734 and 743 of the Code.

      THE UNDERSIGNED ACKNOWLEDGES HAVING READ THIS AGREEMENT IN ITS ENTIRETY BEFORE SIGNING, INCLUDING THE PRE-DISPUTE ARBITRATION CLAUSE SET FORTH IN
SECTION 8.6 AND THE CONFIDENTIALITY CLAUSE SET FORTH IN SECTION 8.11.

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

MANAGERS:

/s/                                    /s/
-----------------------------------    -----------------------------------

/s/                                    /s/
-----------------------------------    -----------------------------------


ORGANIZATIONAL MEMBER:

/s/
-----------------------------------


MEMBERS:

Each person who before the Conversion, has signed a Limited Partner Signature Page and who had been accepted by the Individual General Partners of the Partnership as a limited partner of the Partnership, or who shall sign a Member Signature Page and who shall be accepted by the Board of Managers to the Company as a Member.


SPECIAL ADVISORY MEMBER:

CIBC OPPENHEIMER ADVISERS, L.L.C.

By: CIBC World Markets Corp.
     Managing Member


By: /s/
    -----------------------------------
    Name:
    Title: